                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-7141

                      (Investment Company Act File Number)

                    Federated World Investment Series, Inc.
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  11/30/07

             Date of Reporting Period:  Fiscal year ended 11/30/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated International Capital Appreciation Fund

Established 1997

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$12.79		$10.56		$9.34		$7.98		$6.36
Income From Investment Operations:
Net investment income	0.07	[1]	0.09	[1]	0.12	[1]	0.02	[1]	0.02	[1]
Net realized and unrealized gain on investments and foreign currency transactions	2.39		2.47		1.10		1.34		1.60
TOTAL FROM INVESTMENT OPERATIONS	2.46		2.56		1.22		1.36		1.62
Less Distributions:
Distributions from net investment income	(0.09)		(0.10)		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	(1.17)		(0.23)		--		--		--
TOTAL DISTRIBUTIONS	(1.26)		(0.33)		--		--		--
Redemption Fees	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$13.99		$12.79		$10.56		$9.34		$7.98
Total Return [3]	21.11	% [4]	24.80%		13.06	% [5]	17.04	% [6]	25.47	% [7]

Ratios to Average Net Assets:
Net expenses	1.53%		1.60	% [8]	1.55	% [8]	1.65%		1.97%
Net investment income	0.55%		0.73%		1.22%		0.27%		0.25%
Expense waiver/reimbursement [9]	0.27%		0.30%		0.40%		0.53%		0.71%
Supplemental Data:
Net assets, end of period (000 omitted)	$151,929		$143,457		$134,084		$101,113		$66,281
Portfolio turnover	106%		98%		129%		133%		227%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year ended November 30, 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.07% on the total return. See Notes to Financial Statements (Note 10).

5 During the year ended November 30, 2005, the Fund was reimbursed by the Shareholder Services Provider, which had an impact of 0.10% on the total return.

6 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

7 During the year ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.

8 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.60% and 1.55% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.

9 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$12.15		$10.03		$8.96		$7.70		$6.20
Income From Investment Operations:
Net investment income (loss)	(0.04	) [1]	(0.01	) [1]	0.03	[1]	(0.04	) [1]	(0.03	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	2.27		2.37		1.04		1.30		1.53
TOTAL FROM INVESTMENT OPERATIONS	2.23		2.36		1.07		1.26		1.50
Less Distributions:
Distributions from net investment income	--		(0.01)		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	(1.17)		(0.23)		--		--		--
TOTAL DISTRIBUTIONS	(1.17)		(0.24)		--		--		--
Redemption Fees	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$13.21		$12.15		$10.03		$8.96		$7.70
Total Return [3]	20.09	% [4]	23.87%		11.94%		16.36	% [5]	24.19	% [6]

Ratios to Average Net Assets:
Net expenses	2.40%		2.40	% [7]	2.40	% [7]	2.40%		2.72%
Net investment income (loss)	(0.31)%		(0.07)%		0.32%		(0.50)%		(0.53)%
Expense waiver/reimbursement [8]	0.27%		0.30%		0.33%		0.53%		0.71%
Supplemental Data:
Net assets, end of period (000 omitted)	$20,662		$21,052		$21,914		$25,690		$16,995
Portfolio turnover	106%		98%		129%		133%		227%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year ended November 30, 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.06% on the total return. See Notes to Financial Statements (Note 10).

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

6 During the year ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.

7 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.

8 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$12.14		$10.06		$8.98		$7.72		$6.21
Income From Investment Operations:
Net investment income (loss)	(0.04	) [1]	(0.01	) [1]	0.04	[1]	(0.04	) [1]	(0.04	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	2.28		2.35		1.04		1.30		1.55
TOTAL FROM INVESTMENT OPERATIONS	2.24		2.34		1.08		1.26		1.51
Less Distributions:
Distributions from net investment income	(0.01)		(0.03)		--		--		--
Distributions from net realized gain on investments and foreign currency transactions	(1.17)		(0.23)		--		--		--
TOTAL DISTRIBUTIONS	(1.18)		(0.26)		--		--		--
Redemption Fees	0.00	[2]	0.00	[2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$13.20		$12.14		$10.06		$8.98		$7.72
Total Return [3]	20.17	% [4]	23.71%		12.03%		16.32	% [5]	24.32	% [6]

Ratios to Average Net Assets:
Net expenses	2.40%		2.40	% [7]	2.40	% [7]	2.40%		2.72%
Net investment income (loss)	(0.31)%		(0.06)%		0.46%		(0.51)%		(0.54)%
Expense waiver/reimbursement [8]	0.27%		0.30%		0.33%		0.53%		0.71%
Supplemental Data:
Net assets, end of period (000 omitted)	$43,756		$34,855		$21,893		$14,906		$4,721
Portfolio turnover	106%		98%		129%		133%		227%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year ended November 30, 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.07% on the total return. See Notes to Financial Statements (Note 10).

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.13% on the total return.

6 During the year ended November 30, 2003, the Fund was reimbursed by the Adviser for certain losses on investments, which had an impact of less than 0.01% on the total return.

7 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.40% and 2.40% for the years ended November 30, 2006 and 2005, respectively, after taking into account these expense reductions.

8 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2007	Ending Account Value 11/30/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 1,083.70	$ 8.15
Class B Shares	$1,000	$ 1,079.20	$12.51
Class C Shares	$1,000	$ 1,079.30	$12.51
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$ 1,017.25	$ 7.89
Class B Shares	$1,000	$1,013.04	$12.11
Class C Shares	$1,000	$1,013.04	$12.11

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.56%
Class B Shares	2.40%
Class C Shares	2.40%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the fiscal year ended November 30, 2007 was 21.11% for Class A Shares, 20.09% for Class B Shares, and 20.17% for Class C Shares. The total return of the Morgan Stanley Capital International All Country World Ex. U.S. Index (MSCI-ACWI Ex. U.S.) was 22.05% for the same period.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

World markets continued to rally into the middle of July 2007 based on ample liquidity conditions. Consistent with historical seasonality, but specifically triggered by the fall-out from the subprime mortgage crisis, stocks corrected sharply into the middle of August 2007. The aggressive easing by the Federal Reserve Bank initially provided renewed momentum for a strong rebound, but increasing concerns about the impact of the financial crisis on the global economy weighed heavily on the equity markets in the final two months of the reporting period.

Foreign currencies appreciated against the U.S. dollar as the Federal Reserve Board (the "Fed") cut interest rates by 75 basis points in the third quarter of 2007 amid increasing concerns over the U.S. credit crisis and the possibility of recession. The euro appreciated 10.7%, the sterling rose 4.5%, and the yen gained 4.3% against the U.S. dollar during the reporting period.

1 The MSCI-ACWI Ex. U.S. is an unmanaged index representing 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The Index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

2 International investing involves special risks, including currency risks, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries.

FUND PERFORMANCE

Key drivers of the fund's positive performance came from strong stock selection in the Industrials, Telecommunications Services, and Consumer Staples sectors.

Individual stocks that contributed most significantly to the fund's performance (all total returns in U.S. dollars) included: Cia Vale Rio Doce , a Brazilian materials company that produces and sells metals and minerals, which gained 152.05% during the reporting period; Siemens AG , a German firm that manufactures a wide range of industrial and consumer products, which rose 62.67% during the reporting period; and Potash Corp Saskatchewan , a Canadian materials company that produces potash, phosphate and nitrogen, which gained 114.97% during the reporting period.

On a sector basis, relative underperformance was delivered by overweight positions in the Healthcare and Information Technology sectors, as well as an underweight position in the Utilities sector.

Stocks that had a negative impact on performance included: Sumitomo Mitsui , a Japanese financial services company, which decreased 34.71% during the reporting period and TGS Nopec Geophysical a Norwegian firm specializing in geophysical consulting and contracting services, which decreased 17.70% during the reporting period. Lack of exposure to Telefonica SA , a Spanish telecommunications firm that offers fixed-line, mobile telephone, internet and data transmission services, BHP Billiton , an Australian mineral exploration and production company, and China Mobile , a Chinese cellular telecommunications provider, also negatively impacted the fund's performance on a relative basis as the stocks posted returns in the benchmark of 70.52%, 86.73%, and 118.88% respectively. The negative impact resulting from lack of exposure to these securities was mitigated, however, through the fund's exposure to Millicom , a cellular telecommunications firm domiciled in Luxembourg, which gained 70.16% during the reporting period, Rio Tinto , a British mining company, which rose 105.31% during the reporting period; and Anglo-American , a British mining and natural resources company, which rose 17.30%.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class A Shares) (the "Fund") from November 30, 1997 to November 30, 2007, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	14.49%
5 Years	18.85%
10 Years	6.21%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class B Shares) (the "Fund") from November 30, 1997 to November 30, 2007, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	14.59%
5 Years	19.00%
10 Years	6.14%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Capital Appreciation Fund (Class C Shares) (the "Fund") from November 30, 1997 to November 30, 2007, compared to the Morgan Stanley Capital International All Country World Free Ex. U.S. Index (MSCI-ACWI Ex. U.S.). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	19.17%
5 Years	19.22%
10 Years	5.99%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-ACWI Ex. U.S. has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-ACWI Ex. U.S. is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2007, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
Germany	14.3%
United Kingdom	12.6%
Taiwan	7.6%
Korea	7.3%
France	7.2%
Japan	7.1%
Italy	6.2%
Switzerland	5.6%
Norway	3.5%
Greece	3.1%
Austria	2.6%
Brazil	2.5%
Sweden	2.5%
India	2.2%
Cyprus	2.0%
Spain	2.0%
Luxembourg	1.9%
Canada	1.5%
Hong Kong	1.5%
Mexico	1.5%
Finland	1.4%
Belgium	1.3%
South Africa	0.9%
Securities Lending Collateral [2]	1.2%
Cash Equivalents [3]	1.3%
Other Assets and Liabilities--Net [4]	(0.8)%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash collateral received from lending portfolio securities which is invested in short term investments such as repurchase agreements or money market mutual funds.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements other than those representing Securities Lending Collateral.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2007, the Fund's sector classification composition 5 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	23.6%
Information Technology	13.4%
Telecommunication Services	11.3%
Materials	9.6%
Industrials	10.3%
Consumer Discretionary	8.9%
Consumer Staples	7.9%
Energy	7.5%
Healthcare	3.7%
Utilities	2.1%
Securities Lending Collateral [2]	1.2%
Cash Equivalents [3]	1.3%
Other Assets and Liabilities--Net [4]	(0.8)%
TOTAL	100.0%

5 Except for Securities Lending Collateral, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2007

Shares			Value in U.S. Dollars
		COMMON STOCKS--97.0%
		Automobiles & Components--2.6%
23,300		Continental AG	$3,033,208
32,940		Hyundai Motor Co.	2,487,090
		TOTAL	5,520,298
		Banks--15.7%
197,450		Banco Santander Central Hispano, SA	4,232,973
216,800		Bank of Cyprus Public Co. Ltd.	4,226,706
45,700		Commerzbank AG, Frankfurt	1,796,917
110,874		EFG Eurobank	3,894,936
43,510		Erste Bank Der Oesterreichischen Sparkassen AG	3,136,482
179,980		HSBC Holdings PLC	3,073,225
369,068		Intesa Sanpaolo	2,947,141
41,850		Kookmin Bank	3,041,185
260,007		Royal Bank of Scotland PLC, Edinburgh	2,450,120
123,400		Standard Bank Group Ltd.	1,898,298
386,970		Unicredito Italiano SpA	3,277,730
		TOTAL	33,975,713
		Capital Goods--9.1%
127,480		ABB Ltd.	3,744,538
77,450		GEA Group AG	2,804,892
160,340		Orkla ASA	2,891,797
108,670		Sandvik AB	1,966,197
39,700		Siemens AG	6,023,204
29,110		Vinci SA	2,304,757
		TOTAL	19,735,385
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Consumer Durables & Apparel--2.5%
96,510		Geox SpA	$2,158,172
97,120		Luxottica Group SpA	3,236,329
		TOTAL	5,394,501
		Diversified Financials--2.2%
8,480		Deutsche Bank AG	1,107,299
19,190		Deutsche Boerse AG	3,594,303
		TOTAL	4,701,602
		Energy--7.5%
70,320		Aker Kvaerner ASA	2,001,527
381,460		BP PLC	4,623,085
85,490		Statoil ASA	2,775,105
180,800		Talisman Energy, Inc.	3,191,279
46,040		Total SA, Class B	3,724,231
		TOTAL	16,315,227
		Food & Staples Retailing--1.2%
983,000		President Chain Store Corp.	2,662,862
		Food Beverage & Tobacco--6.6%
121,300		Diageo PLC	2,727,761
66,150		Hellenic Bottling Co. SA	2,801,327
15,943		Hite Brewery Co.	2,329,591
32,510		InBev	2,851,617
7,650		Nestle SA	3,655,817
		TOTAL	14,366,113
		Health Care Equipment & Services--1.0%
21,100		Sonova Holding AG	2,256,219
		Insurance--2.9%
102,577		AXA	4,159,892
9,830		Allianz SE	2,023,062
		TOTAL	6,182,954
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Materials--9.6%
51,020		Anglo American PLC	$3,453,145
73,220		Companhia Vale Do Rio Doce, ADR	2,531,948
20,484		Linde AG	2,677,942
6,700		POSCO, ADR	1,057,729
34,500		Rio Tinto PLC	3,990,053
104,400	[1]	Symrise AG	3,007,532
405,100		Taiyo Nippon Sanso Corp.	3,995,703
		TOTAL	20,714,052
		Media--2.5%
98,020		PagesJaunes SA	2,146,690
70,700		Vivendi SA	3,250,005
		TOTAL	5,396,695
		Pharmaceuticals Biotechnology & Life Sciences--2.7%
13,070		Roche Holding AG	2,480,798
46,200		Shire PLC, ADR	3,277,890
		TOTAL	5,758,688
		Real Estate--2.9%
110,000		Mitsubishi Estate Co. Ltd.	2,964,918
157,700		Sun Hung Kai Properties	3,286,499
		TOTAL	6,251,417
		Semiconductors & Semiconductor Equipment--2.0%
2,452		Samsung Electronics Co.	1,510,026
1,438,000		Taiwan Semiconductor Manufacturing Co.	2,708,406
		TOTAL	4,218,432
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Software & Services--5.1%
104,600	[2]	Capcom Co. Ltd.	$2,818,456
5,300		Nintendo Corp. Ltd.	3,257,932
42,000		SAP AG	2,139,833
110,500		Satyam Computer Services Ltd., ADR	2,890,680
		TOTAL	11,106,901
		Technology Hardware & Equipment--6.3%
882,875		Delta Electronics, Inc.	3,051,435
511,000		Hon Hai Precision Industry Co. Ltd.	3,275,678
3,571,000		Inventec Co. Ltd.	1,985,540
10,400		Keyence Corp.	2,420,076
75,010		Nokia Oyj	2,953,483
		TOTAL	13,686,212
		Telecommunication Services--11.3%
53,950		America Movil S.A.B. de C.V., Class L, ADR	3,326,557
82,000	[1]	Bharti Airtel Ltd.	1,956,883
126,720		Deutsche Telekom AG, Class REG	2,798,120
34,300	[1]	Millicom International Cellular SA, ADR	4,091,304
2,088,000		Taiwan Cellular Corp.	2,841,774
153,700		Tele2 AB, Class B	3,505,703
81,990		Telekom Austria AG	2,390,581
971,819		Vodafone Group PLC	3,636,609
		TOTAL	24,547,531
		Utilities--3.3%
150,830		Enel SpA	1,803,121
30,550	[1]	Hanjin Heavy Industries & Construction Co. Ltd.	2,570,743
129,330		Korea Electric Power Corp., ADR	2,726,276
		TOTAL	7,100,140
		TOTAL COMMON STOCKS (IDENTIFIED COST $164,909,962)	209,890,942
Shares or Principal Amount			Value in U.S. Dollars
		PREFERRED STOCK--1.3%
		Media--1.3%
195,092		Net Servicos de Comunicacao SA, Preference (IDENTIFIED COST $2,326,901)	$2,894,766
		MUTUAL FUND--1.3%
2,764,459	[3,4]	Prime Value Obligations Fund, Institutional Shares, 4.87% (AT NET ASSET VALUE)	2,764,459
		REPURCHASE AGREEMENT--1.2%
$2,608,000		Interest in $4,000,000,000 joint repurchase agreement 4.64%, dated 11/30/2007 under which ING Financial Markets LLC will repurchase U.S. Government Agency securities with various maturities to 11/1/2047 for $4,001,546,667 on 12/3/2007. The market value of the underlying securities at the end of the period was $4,082,707,771 (purchased with proceeds from securities lending collateral). (AT COST)	2,608,000
		TOTAL INVESTMENTS--100.8% (IDENTIFIED COST $172,609,322) [5]	218,158,167
		OTHER ASSETS AND LIABILITIES - NET--(0.8)%	(1,810,329)
		TOTAL NET ASSETS--100%	$216,347,838

1 Non-income producing security.

2 All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

3 Affiliated company.

4 7-Day net yield.

5 The cost of investments for federal tax purposes amounts to $172,801,836.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2007

Assets:
Total investments in securities, at value including $2,764,459 of an investment in an affiliated issuer (Note 5) and $2,425,500 of securities loaned (identified cost $172,609,322)		$218,158,167
Cash		384
Cash denominated in foreign currencies (identified cost $3,679,984)		3,608,151
Income receivable		525,671
Receivable for shares sold		246,172
Other assets		30,607
TOTAL ASSETS		222,569,152
Liabilities:
Payable for investments purchased	$3,202,945
Payable for shares redeemed	203,507
Payable for collateral due to broker for securities loaned	2,608,000
Payable for distribution services fee (Note 5)	39,217
Payable for shareholder services fee (Note 5)	33,417
Accrued expenses	134,228
TOTAL LIABILITIES		6,221,314
Net assets for 15,738,754 shares outstanding		$216,347,838
Net Assets Consist of:
Paid-in capital		$142,240,543
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		45,564,800
Accumulated net realized gain on investments and foreign currency transactions		28,542,495
TOTAL NET ASSETS		$216,347,838
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($151,929,414 ÷ 10,858,560 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$13.99
Offering price per share (100/94.50 of $13.99) [1]		$14.80
Redemption proceeds per share (98.00/100 of $13.99) [1]		$13.71
Class B Shares:
Net asset value per share ($20,662,366 ÷ 1,564,647 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$13.21
Offering price per share		$13.21
Redemption proceeds per share (92.50/100 of $13.21) [1]		$12.22
Class C Shares:
Net asset value per share ($43,756,058 ÷ 3,315,547 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$13.20
Offering price per share		$13.20
Redemption proceeds per share (97.00/100 of $13.20) [1]		$12.80

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2007

Investment Income:
Dividends (including $117,039 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $458,913)			$4,248,986
Interest (including income on securities loaned of $1,858)			51,686
TOTAL INCOME			4,300,672
Expenses:
Investment adviser fee (Note 5)		$2,580,480
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		123,390
Transfer and dividend disbursing agent fees and expenses		318,399
Directors'/Trustees' fees		5,945
Auditing fees		26,117
Legal fees		9,089
Portfolio accounting fees		71,646
Distribution services fee--Class B Shares (Note 5)		154,110
Distribution services fee--Class C Shares (Note 5)		291,663
Shareholder services fee--Class A Shares (Note 5)		185,203
Shareholder services fee--Class B Shares (Note 5)		51,370
Shareholder services fee--Class C Shares (Note 5)		95,010
Account administration fee--Class A Shares		1,710
Account administration fee--Class C Shares		93
Share registration costs		31,345
Printing and postage		43,284
Insurance premiums		5,846
Taxes		5,650
Miscellaneous		4,630
TOTAL EXPENSES		4,234,980
Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(512,665)
Waiver of administrative personnel and services fee	(42,936)
Reimbursement of shareholder services fee--Class A Shares	(888)
TOTAL WAIVERS AND REIMBURSEMENTS		(556,489)
Net expenses			3,678,491
Net investment income			622,181
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (net of foreign taxes withheld of $19,913)			35,494,641
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			3,362,955
Net realized and unrealized gain on investments and foreign currency transactions			38,857,596
Change in net assets resulting from operations			$39,479,777

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$622,181	$1,027,947
Net realized gain on investments and foreign currency transactions	35,494,641	20,506,392
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	3,362,955	19,289,151
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,479,777	40,823,490
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,005,642)	(1,235,275)
Class B Shares	--	(10,776)
Class C Shares	(17,629)	(70,180)
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(12,933,835)	(2,822,415)
Class B Shares	(2,021,524)	(486,481)
Class C Shares	(3,383,869)	(509,387)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,362,499)	(5,134,514)
Share Transactions:
Proceeds from sale of shares	44,914,348	47,214,010
Net asset value of shares issued to shareholders in payment of distributions declared	12,770,641	2,756,802
Cost of shares redeemed	(60,959,661)	(64,193,039)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(3,274,672)	(14,222,227)
Redemption Fees [1]	6,948	6,699
Regulatory Settlement Proceeds:
Net increase from regulatory settlement proceeds (Note 10)	133,529	--
Change in net assets	16,983,083	21,473,448
Net Assets:
Beginning of period	199,364,755	177,891,307
End of period (including undistributed net investment income of $0 and $680,177, respectively)	$216,347,838	$199,364,755

1 Redemption fees for the year ended November 30, 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2007

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2007, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2007, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$2,425,500	$2,608,000

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	2,042,599	$26,182,342	2,341,259	$27,171,482
Shares issued to shareholders in payment of distributions declared	653,630	7,693,227	165,542	1,771,301
Shares redeemed	(3,056,392)	(40,263,002)	(3,986,450)	(45,724,631)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(360,163)	$(6,387,433)	(1,479,649)	$(16,781,848)

Year Ended November 30	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	343,642	$4,165,430	444,201	$4,938,382
Shares issued to shareholders in payment of distributions declared	159,777	1,790,091	43,565	446,103
Shares redeemed	(672,105)	(8,075,983)	(938,503)	(10,394,211)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(168,686)	$(2,120,462)	(450,737)	$(5,009,726)

Year Ended November 30	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	1,205,799	$14,566,576	1,369,829	$15,104,146
Shares issued to shareholders in payment of distributions declared	293,773	3,287,323	52,676	539,398
Shares redeemed	(1,054,150)	(12,620,676)	(729,474)	(8,074,197)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	445,422	$5,233,223	693,031	$7,569,347
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(83,427)	$(3,274,672)	(1,237,355)	$(14,222,227)

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $4,994, $652 and $1,302, respectively. For the year ended November 30, 2006, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $4,919, $884 and $896, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and foreign capital gains tax adjustments, regulatory settlement proceeds and passive foreign investment company adjustments.

For the year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(133,528)	$(279,087)	$412,615

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$ 9,124,208	$1,316,231
Long-term capital gains	$10,238,291	$3,818,283

1 For tax purposes, short-term capital gain distributions are considered ordinary income distributions

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$9,976,436
Undistributed long-term capital gain	$23,403,814
Net unrealized appreciation	$45,372,288
Capital loss carryforward	$(4,645,243)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and unrealized foreign capital gains tax.

At November 30, 2007, the cost of investments for federal tax purposes was $172,801,836. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $45,356,331. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $47,999,826 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,643,495.

At November 30, 2007, the Fund had a capital loss carryforward of $4,645,243 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,200,354
2009	$2,571,586
2010	$ 873,303

As a result of the tax-free transfer of assets from Federated European Equity Fund, Federated Asia Pacific Growth Fund and Federated Emerging Markets Fund, certain capital loss carryforwards listed above may be limited.

The Fund used capital loss carryforwards of $2,500,622 to offset taxable capital gains realized during the year ended November 30, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the Adviser voluntarily waived $510,726 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the net fee paid to FAS was 0.091% of average daily net assets of the Fund. FAS waived $42,936 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2007, FSC retained $10,660 of fees paid by the Fund. For the year ended November 30, 2007, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2007, FSC retained $12,258 in sales charges from the sale of Class A Shares. FSC also retained $584 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A financial intermediary affiliated with management of Federated Investors, Inc. received $85,363 of Service Fees for the year ended November 30, 2007. For the year ended November 30, 2007, FSSC voluntarily reimbursed $888 of shareholder services fees. For the year ended November 30, 2007, FSSC did not receive any fees paid by the Fund.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2007, the Adviser reimbursed $1,939. Transactions with the affiliated company during the year ended November 30, 2007 are as follows:

Affiliate	Balance of Shares Held 11/30/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	112,620,482	109,856,023	2,764,459	$2,764,459	$117,039

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2007, were as follows:

Purchases	$215,504,582
Sales	$239,618,336

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2007, the diversification of countries was as follows:

Country	Percentage of Total Net Assets
Germany	14.3%
United Kingdom	12.6%
Taiwan	7.6%
Korea	7.3%
France	7.2%
Japan	7.1%
Italy	6.2%
Switzerland	5.6%
Norway	3.5%
Greece	3.1%
Austria	2.6%
Brazil	2.5%
Sweden	2.5%
India	2.2%
Cyprus	2.0%
Spain	2.0%
Luxembourg	1.9%
Canada	1.5%
Hong Kong	1.5%
Mexico	1.5%
Finland	1.4%
Belgium	1.3%
South Africa	0.9%

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the program was not utilized.

10. REGULATORY SETTLEMENT PROCEEDS

The Fund received $133,529 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

11. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

13. SUBSEQUENT EVENT

On Friday, January 11, 2008, the Fund's shareholders approved the merger of the Fund into Federated InterContinental Fund. The merger will occur as a tax-free reorganization at the close of business on Friday, January 25, 2008.

14. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2007, the amount of long-term capital gains designated by the Fund was $10,238,291.

For the fiscal year ended November 30, 2007, 41.15% of total ordinary income (including short-term capital gain) distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Capital Appreciation Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Capital Appreciation Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 17, 2008

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Corporation comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated)Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA DIRECTOR Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association.

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL CAPITAL APPRECIATION FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U813
Cusip 31428U797
Cusip 31428U789

G02270-01 (1/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International High Income Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2007

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$9.45	$9.02	$8.69		$8.56	$7.09
Income From Investment Operations:
Net investment income	0.54	0.54	0.59	[1]	0.67	0.71
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts and swap contracts	0.01	0.65	0.34		0.20	1.43
TOTAL FROM INVESTMENT OPERATIONS	0.55	1.19	0.93		0.87	2.14
Less Distributions:
Distributions from net investment income	(0.56)	(0.54)	(0.60)		(0.74)	(0.67)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.46)	(0.22)	--		--	--
TOTAL DISTRIBUTIONS	(1.02)	(0.76)	(0.60)		(0.74)	(0.67)
Net Asset Value, End of Period	$8.98	$9.45	$9.02		$8.69	$8.56
Total Return [2]	6.12%	13.83%	11.08	% [3]	10.73%	31.27%

Ratios to Average Net Assets:
Net expenses	1.16%	1.16%	1.07%		1.16%	1.16%
Net investment income	5.87%	5.82%	6.64%		7.11%	8.37%
Expense waiver/reimbursement [4]	0.36%	0.32%	0.45%		0.37%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$98,758	$113,935	$95,330		$66,396	$70,690
Portfolio turnover	70%	77%	74%		39%	108%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period, the Fund was reimbursed by the shareholder services provider, which had an impact of 0.09% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.45	$9.02	$8.69	$8.56	$7.09
Income From Investment Operations:
Net investment income	0.47	0.48	0.51 [1]	0.61	0.66
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts and swap contracts	0.01	0.64	0.35	0.19	1.42
TOTAL FROM INVESTMENT OPERATIONS	0.48	1.12	0.86	0.80	2.08
Less Distributions:
Distributions from net investment income	(0.49)	(0.47)	(0.53)	(0.67)	(0.61)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.46)	(0.22)	--	--	--
TOTAL DISTRIBUTIONS	(0.95)	(0.69)	(0.53)	(0.67)	(0.61)
Net Asset Value, End of Period	$8.98	$9.45	$9.02	$8.69	$8.56
Total Return [2]	5.31%	12.95%	10.23%	9.90%	30.28%

Ratios to Average Net Assets:
Net expenses	1.94%	1.93%	1.91%	1.91%	1.91%
Net investment income	5.08%	5.05%	5.80%	6.34%	7.62%
Expense waiver/reimbursement [3]	0.35%	0.32%	0.38%	0.37%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$31,624	$42,902	$57,496	$69,973	$77,473
Portfolio turnover	70%	77%	74%	39%	108%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.44	$9.01	$8.68	$8.55	$7.09
Income From Investment Operations:
Net investment income	0.47	0.48	0.51 [1]	0.61	0.67
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts and swap contracts	0.01	0.64	0.35	0.19	1.40
TOTAL FROM INVESTMENT OPERATIONS	0.48	1.12	0.86	0.80	2.07
Less Distributions:
Distributions from net investment income	(0.49)	(0.47)	(0.53)	(0.67)	(0.61)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts and swap contracts	(0.46)	(0.22)	--	--	--
TOTAL DISTRIBUTIONS	(0.95)	(0.69)	(0.53)	(0.67)	(0.61)
Net Asset Value, End of Period	$8.97	$9.44	$9.01	$8.68	$8.55
Total Return [2]	5.33%	12.97%	10.24%	9.90%	30.17%

Ratios to Average Net Assets:
Net expenses	1.93%	1.93%	1.91%	1.91%	1.91%
Net investment income	5.08%	5.07%	5.80%	6.34%	7.62%
Expense waiver/reimbursement [3]	0.36%	0.32%	0.38%	0.37%	0.31%
Supplemental Data:
Net assets, end of period (000 omitted)	$27,508	$27,979	$24,008	$19,270	$15,260
Portfolio turnover	70%	77%	74%	39%	108%

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout the Period)

	Period Ended
	11/30/2007	[1]
Net Asset Value, Beginning of Period	$9.23
Income From Investment Operations:
Net investment income	0.26
Net realized and unrealized loss on investments, foreign currency transactions, futures contracts and swap contracts	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	0.01
Less Distributions:
Distributions from net investment income	(0.26)
Net Asset Value, End of Period	$8.98
Total Return [2]	0.13%

Ratios to Average Net Assets:
Net expenses	1.21	% [3]
Net investment income	5.22	% [3]
Expense waiver/reimbursement [4]	0.45	% [3]
Supplemental Data:
Net assets, end of period (000 omitted)	$540
Portfolio turnover	70	% [5]

1 Reflects operations for the period from May 31, 2007 (start of performance) to November 30, 2007.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.

3 Computed on an annualized basis.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2007.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and /or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchases or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2007	Ending Account Value 11/30/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,000.20	$5.82
Class B Shares	$1,000	$ 997.40	$9.71
Class C Shares	$1,000	$ 996.40	$9.66
Class F Shares	$1,000	$1,000.20	$6.07
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.25	$5.87
Class B Shares	$1,000	$1,015.34	$9.80
Class C Shares	$1,000	$1,015.39	$9.75
Class F Shares	$1,000	$1,019.00	$6.12

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.16%
Class B Shares	1.94%
Class C Shares	1.93%
Class F Shares	1.21%

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 6.12% for Class A Shares, 5.31% for Class B Shares, 5.33% for Class C Shares and 0.13% 1 for Class F Shares. The total return of the J.P. Morgan Emerging Markets Bond Index Global ("JPM-EMBIG"), 2 a broad-based securities market index, was 6.59% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the JPM-EMBIG.

During the 12-month reporting period, the most significant factors affecting the fund's performance relative to the JPM-EMBIG were: (1) the credit quality of the portfolio securities (which indicate the risk that securities will default); (2) the duration 3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates); 4 and (3) the allocation of securities to corporate credits versus sovereign credits.

For purposes of the following, the discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

Emerging debt markets had positive performance during the fiscal year despite a number of diverging global macroeconomic factors such as positive global growth, strong commodity prices, higher global inflation, and ongoing debate on the U.S. economic outlook and deterioration of the housing market. 5

1 Since inception return. The fund's Class F Shares commenced operations on May 31, 2007.

2 The JPM-EMBIG is an unmanaged index tracking total returns for external currency denominated debt instruments of emerging markets: Brady bonds, loans, Eurobonds and local currency instruments. The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The Index is unmanaged, and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5 International investing involves special risks, including currency risks, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries.

Since the spring of 2007 the global markets grew increasingly concerned about the scope and depth of the subprime mortgage market implosion and potential impact to the U.S. and global economy. The consistent deterioration of the housing market, in general, and the subprime sector, in particular, has severely affected the viability and liquidity of all structured products invested in this asset class. The lack of transparency in the sector and potential negative impact to the U.S. and global financial system translated into increased volatility and risk aversion in both equity and fixed-income markets. In late-summer the subprime market fallout evolved into severe stresses in the U.S. money markets due to lack of short-term liquidity in the global financial system; this, in turn, forced the Federal Reserve and other G-7 Central Banks to aggressively inject liquidity into the system. The aggressive monetary policy response by the Fed resulted in renewed risk-taking and carry-trade strategies into the U.S. and global equity markets from mid-August until end of October. The month of November was another wake-up call on the fragility of the subprime market and impact to the financial system with significant asset write-offs reported by some of the larger U.S. banks.

While economic data in the United States had been mixed, the global economy continued to perform well, particularly the BRIC economies (Brazil, Russia, India and China) which are both key suppliers and buyers of commodities. On top of well supported technicals for emerging markets as an asset class due to significantly reduced U.S. Dollar financing needs and solid strategic inflows into the asset class, emerging economies have focused on reducing their vulnerability to external shocks via fast international reserve accumulation and liability management. For most of the fiscal year emerging debt markets followed the performance of global equity markets, and the increased demand for carry-trades strongly benefited both local debt markets and currencies.

In this environment, emerging market fixed-income securities significantly outperformed other spread products over the 12-month reporting period.

CREDIT QUALITY

Early in the fiscal year fund management allocated more of its portfolio, as compared to the JPM-EMBIG, to high-beta countries such as Argentina and Ecuador, and local debt markets in Mexico and Brazil as global markets remained fairly insulated from the U.S. mortgage market turmoil. Fund management became more concerned about potential contagion from U.S. markets to the global financial system and spread products, in particular, and shifted the fund into higher quality sovereign credits. For the remainder of the fiscal year, the fund maintained a defensive profile (as compared to JPM-EMBIG) with neutral exposure to high-beta countries, Argentina and Ecuador; underweight exposure to Venezuela; and hedged local debt markets exposure.

After strong performance starting in the third quarter, emerging debt markets suffered a decent correction in the month of November as a result of renewed risk aversion to global spread products and global equity markets. The fund was well positioned for the increased market volatility and was able to offset most of the underperformance versus the JPM-EMBIG it had recorded as a result of the Fund's defensive position since the summer of 2007.

DURATION

During most of the reporting period, fund management allocated a larger percentage of the sovereign bonds from each country owned by the fund to securities with shorter duration than the equivalent sub-indices in the JPM-EMBIG. With the anticipation of a larger adjustment to global spreads and increase in volatility, the fund was positioned to be relatively insulated from large bond price movements. This strategy was implemented in various stages during the fiscal year, to adjust for periods of greater or reduced market uncertainty regarding the U.S. and global economic outlooks and expectations for monetary policy actions which had immediate impact on emerging markets.

LOCAL MARKETS

During the reporting period, fund management increased the percentage of the portfolio allocated to local currency denominated securities in emerging markets, a type of investment not represented in the JPM-EMBIG. With good prospects for economic growth and declining inflation rates in countries such as Mexico and Brazil, local market securities benefited from declining nominal and real interest rates and appreciation of the currency. The fund's investments in local market securities had a positive effect on fund performance during the reporting period.

CORPORATE CREDITS

Corporate credits, another type of investment not represented in the JPM-EMBIG, are a core component of the fund's portfolio of investments. The corporate portfolio is represented by companies with strong position in each of its markets and, in some cases, on a global basis. One particular factor that contributed to fund performance was the fund's allocation to corporate issuers within the commodities sector (and, in particular, the oil & gas sub-sectors). Overall, the fund's allocation to corporate credits had a positive effect on fund performance during the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class A Shares) (the "Fund") from November 30, 1997 to November 30, 2007, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Return [3] for the Period Ended 11/30/2007
1 Year	1.30%
5 Years	13.26%
10 Years	9.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class B Shares) (the "Fund") from November 30, 1997 to November 30, 2007, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Return [3] for the Period Ended 11/30/2007
1 Year	0.08%
5 Years	13.18%
10 Years	8.95%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International High Income Fund (Class C Shares) (the "Fund") from November 30, 1997 to November 30, 2007, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Average Annual Total Return [3] for the Period Ended 11/30/2007
1 Year	4.38%
5 Years	13.42%
10 Years	8.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated International High Income Fund (Class F Shares) (the "Fund") from May 31, 2007 (start of performance) to November 30, 2007, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG). 2

Cumulative Total Return [3] for the Period Ended 11/30/2007
Start of Performance (5/31/2007)	(1.80)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The JPM-EMBIG is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges as applicable.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2007, the Fund's issuer country and currency exposure composition 1 were as follows:

Country	Country Exposure as a Percentage of Total Net Assets [2]		Currency Exposure as a Percentage of Total Net Assets [2]
Brazil	18.4%		--
Mexico	16.6%		0.3%
Russia	16.6%		--
Turkey	9.6%		--
Philippines	8.6%		--
Venezuela	5.9%		--
Colombia	4.3%		--
Argentina	3.5%		--
Peru	2.1%		--
Uruguay	1.6%		--
Ecuador	1.4%		--
India	1.3%		--
Indonesia	1.0%		--
El Salvador	0.9%		--
Spain	0.4%		--
Kazakhstan	0.3%		--
United States [3]	0.0%	[4]	90.7%
Euro	--		1.5%
Cash Equivalents [5]	6.5%		6.5%
Other Assets and Liabilities--Net [6]	1.0%		1.0%
TOTAL	100.0%		100.0%

1 This table depicts the Fund's exposure to various countries and currencies through its investment in foreign fixed-income securities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the "Issuer") is incorporated. However, the Fund's adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's office, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived. This table does not give effect to the impact of derivative contract instruments owned by the Fund.

2 The fixed-income securities of some Issuers may not be denominated in the currency of the country to which the Issuer has been allocated. Therefore, the two columns above, "Country Exposure as a Percentage of Total Net Assets," and "Currency Exposure as a Percentage of Total Net Assets" may not be equal.

3 Consists of U.S. dollar denominated fixed-income securities issued by an entity not domiciled in the United States.

4 Represents less than 0.1%.

5 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2007

Shares or Foreign Currency Par Amount			Value in U.S. Dollars
		COMMON STOCKS--0.9%
		Telecommunications & Cellular--0.9%
1,285,485	[1]	Jazztel PLC	$677,016
2,500	[1]	Satelites Mexicanos SA de CV, Class INS	725,000
		TOTAL COMMON STOCKS (IDENTIFIED COST $2,361,575)	1,402,016
		CORPORATE BONDS--31.2%
		Aerospace & Defense--0.6%
$1,000,000		Embraer Overseas Ltd., Sr. Unsecd. Note, 6.375%, 1/24/2017	972,500
		Banking--4.5%
1,750,000	[2,3]	Banco Credito del Peru, Sub. Note, 6.95%, 11/7/2021	1,825,258
1,426,423	[2,3]	Banco de Galicia y Buenos Aires SA de C.V., Series 144A, 11.00%, 1/1/2019	1,362,234
2,000,000	[2,3]	ICICI Bank Ltd., Note, Series 144A, 6.625%, 10/3/2012	2,063,764
500,000	[2,3]	Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015	407,500
1,500,000	[2,3]	VTB Capital SA, Bond, 6.25%, 6/30/2035	1,477,275
		TOTAL	7,136,031
		Broadcast Radio & TV--2.0%
2,500,000		Grupo Televisa SA, Sr. Note, 8.50%, 3/11/2032	3,123,875
		Building Materials--0.7%
1,000,000	[2,3]	Votorantim Overseas IV, Note, Series 144A, 7.75%, 6/24/2020	1,059,750
		Cable & Wireless Television--0.7%
1,210,424		Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013	1,183,189
		Container & Glass Products--1.4%
1,300,000		Vitro SA, Note, 11.75%, 11/1/2013	1,352,000
1,000,000		Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	937,500
		TOTAL	2,289,500
		Food Products--0.6%
1,000,000	[2,3]	JBS SA, Company Guarantee, Series 144A, 10.50%, 8/4/2016	1,018,750
Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Hotels, Motels, Inns & Casinos--1.0%
$1,500,000	[2,3]	Grupo Posadas SA de C.V., Sr. Note, 8.75%, 10/4/2011	$1,545,000
		Metals & Mining--3.6%
1,500,000	[2,3]	Adaro Finance BV, Company Guarantee, Series 144A, 8.50%, 12/8/2010	1,642,500
2,000,000		Alrosa Finance SA, Company Guarantee, 8.875%, 11/17/2014	2,167,100
1,750,000		Vale Overseas Ltd., 6.875%, 11/21/2036	1,817,638
		TOTAL	5,627,238
		Oil & Gas--7.5%
2,960,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	3,717,760
2,200,000	[2,3]	Gazprom, Note, Series 144A, 9.625%, 3/1/2013	2,529,890
1,250,000	[2,3]	Gazprom, Note, Series 144A, 5.03%, 2/25/2014	1,679,925
3,000,000	[2,3]	Petrozuata Finance, Inc., Company Guarantee, Series 144A, 8.22%, 4/1/2017	3,075,000
1,000,000	[2,3]	Transportadora de Gas de Sur S.A., Series 144A, 7.875%, 5/14/2017	842,500
		TOTAL	11,845,075
		Sovereign--2.1%
3,000,000		United Mexican States, Series MTNA, 6.75%, 9/27/2034	3,355,500
		States/Provincials--0.3%
1,000,000,000	[2,3]	Bogota Distrito Capital, Sr. Note, Series 144A, 9.75%, 7/26/2028	465,941
		Steel--2.2%
1,200,000	[2,3]	CSN Islands IX Corp., Sr. Note, Series 144A, 10.50%, 1/15/2015	1,398,000
1,825,000	[2,3]	CSN Islands VIII Corp., Company Guarantee, Series 144A, 9.75%, 12/16/2013	2,062,250
		TOTAL	3,460,250
		Telecommunications & Cellular--1.8%
5,500,000		America Movil S.A.B. de C.V., Bond, 9.00%, 1/15/2016	514,904
2,000,000		Philippine Long Distance Telephone Co., Sr. Unsub., 11.375%, 5/15/2012	2,365,000
		TOTAL	2,879,904
		Utilities--2.2%
1,000,000	[2,3]	ISA Capital DO Brasil SA, Series 144A, 8.80%, 1/30/2017	1,032,500
2,300,000	[2,3]	National Power Corp., Foreign Gov't. Guarantee, Series 144A, 9.265%, 8/23/2011	2,489,750
		TOTAL	3,522,250
		TOTAL CORPORATE BONDS (IDENTIFIED COST $46,579,694)	49,484,753
Foreign Currency Par Amount			Value in U.S. Dollars
		FLOATING RATE LOANS--1.5%
$1,500,000	[4]	National Factoring Co., 6.698%, 12/28/2007	$1,488,750
900,000	[4]	Carolbrl, 4.051%, 12/31/2007	893,250
		TOTAL FLOATING RATE LOANS (IDENTIFIED COST $2,393,333)	2,382,000
		GOVERNMENTS/AGENCIES--58.9%
		Sovereign--58.9%
3,564,141		Argentina, Government of, Note, 8.28%, 12/31/2033	3,421,574
6,837		Brazil Nota Do Tesouro Nacional, Note, 6.00%, 5/15/2011	6,151,813
5,875,000		Brazil, Government of, 6.00%, 1/17/2017	6,051,250
2,000,000		Colombia, Government of, 8.25%, 12/22/2014	2,290,000
2,821,000,000		Colombia, Government of, 9.85%, 6/28/2027	1,387,794
2,400,000		Colombia, Government of, Note, 7.375%, 1/27/2017	2,632,800
1,200,000		El Salvador, Government of, Bond, 7.75%, 1/24/2023	1,381,800
12,415	[5]	Letra Tesouro Nacional, 11.21%, 4/1/2008	6,691,627
3,200,000		Mexico, Government of, Note, 8.125%, 12/30/2019	3,932,000
1,376,000		Peru, Government of, 6.55%, 3/14/2037	1,434,480
3,110,000		Philippines, Government of, 9.00%, 2/15/2013	3,553,175
1,250,000		Philippines, Government of, 9.875%, 1/15/2019	1,623,438
1,600,000		Philippines, Government of, Bond, 9.50%, 10/21/2024	2,088,000
1,400,000		Philippines, Government of, Note, 8.25%, 1/15/2014	1,571,500
2,250,000		Republic of Ecuador, 10.00%, 8/15/2030	2,160,000
2,237,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	2,471,885
11,682,000	[2,3]	Russia, Government of, Unsub., 7.50%, 3/31/2030	13,280,682
3,760,000		Turkey, Government of, 10.00%, 2/15/2012	3,466,126
1,600,000		Turkey, Government of, 6.75%, 4/3/2018	1,652,000
3,280,000		Turkey, Government of, 6.875%, 3/17/2036	3,222,600
3,000,000		Turkey, Government of, 7.00%, 9/26/2016	3,150,000
3,500,000		Turkey, Government of, Note, 7.375%, 2/5/2025	3,740,625
9,500,000		United Mexican States, Note, 5.625%, 1/15/2017	9,661,500
2,600,000		Venezuela, Government of, Bond, 9.25%, 9/15/2027	2,587,000
4,300,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	3,652,420
		TOTAL GOVERNMENT/AGENCIES (IDENTIFIED COST $89,388,913)	93,256,089
Foreign Currency Par Amount or Shares			Value in U.S. Dollars
		PURCHASED PUT OPTION--0.0%
$10,800,000	[1]	Bank of New York, ZAR PUT USD CALL, Strike Price 7.965, Expires 12/27/2007 (IDENTIFIED COST $48,600)	$2,160
		MUTUAL FUND--6.5%
10,324,377	[6,7]	Prime Value Obligations Fund, Institutional Shares, 4.87% (AT NET ASSET VALUE)	10,324,377
		TOTAL INVESTMENTS--99.0% (IDENTIFIED COST $151,096,492) [8]	156,851,395
		OTHER ASSETS AND LIABILITIES - NET--1.0%	1,578,656
		TOTAL NET ASSETS--100%	$158,430,051

At November 30, 2007, the Fund had the following outstanding credit default swap contracts:

Credit Default Swap Counterparty	Reference Entity	Buy/Sell	Pay/ Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase	Republic of Hungary	Buy	0.300%	11/20/2011	$1,500,000	$ 8,786
Lehman Brothers	Government of Brazil	Buy	0.980%	10/20/2012	$5,700,000	$(9,501)
Barclays	Government of Brazil	Buy	0.990%	10/20/2012	$2,850,000	$(6,000)
TOTAL UNREALIZED DEPRECIATION ON SWAP CONTRACTS						$(6,715)

At November 30, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contract Purchased:
12/4/2007	12,001,036 Brazilian Real	$6,690,846	$3,545
12/4/2007	12,001,036 Brazilian Real	$6,699,960	$(5,568)
12/13/2007	65,187,000 Mexican Peso	$5,964,590	$6,901
12/14/2007	1,497,103 Euro	248,067,000 JPY	$(45,533)
12/14/2007	4,612,624 Euro	737,886,000 JPY	$97,866
Contract Sold:
12/4/2007	24,002,072 Brazilian Real	$13,682,943	$297,917
12/13/2007	65,187,000 Mexican Peso	$6,000,000	$28,509
12/14/2007	4,543,633 Euro	737,886,000 JPY	$3,095
12/14/2007	1,500,000 Euro	248,067,000 JPY	$41,294
12/18/2007	2,016,504 Turkish Lira	$1,634,783	$(59,787)
12/18/2007	2,117,128 Turkish Lira	$1,723,484	$(55,645)
12/21/2007	3,604,000,000 Columbian Peso	$1,776,245	$26,581
1/3/2008	24,002,072 Brazilian Real	$13,349,985	$(4,950)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$334,225

1 Non-income producing security.

2 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2007, these restricted securities amounted to $44,976,229, which represented 28.4% of total net assets.

3 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Directors. At November 30, 2007, these liquid restricted securities amounted to $44,976,229, which represented 28.4% of total net assets.

4 The rate shown represents a weighted average coupon rate on settled positions at year end. Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

5 Zero coupon bond, reflects effective rate at time of purchase.

6 Affiliated company.

7 7-Day net yield.

8 The cost of investments for federal tax purposes amounts to $151,523,570.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronyms are used throughout this portfolio:

INS	--Insured
ZAR	--South African Rand

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2007

Assets:
Total investments in securities, at value including $10,324,377 of an investment in an affiliated issuer (Note 5) (identified cost $151,096,492)		$156,851,395
Cash denominated in foreign currencies (identified cost $653,436)		687,892
Income receivable		2,315,494
Receivable for investments sold		5,165,821
Receivable for shares sold		649,394
Receivable for foreign exchange contracts		505,708
TOTAL ASSETS		166,175,704
Liabilities:
Payable for investments purchased	$6,643,447
Payable for shares redeemed	534,726
Income distribution payable	219,607
Payable for foreign exchange contracts	171,483
Payable for distribution services fee (Note 5)	36,835
Payable for shareholder services fee (Note 5)	32,283
Net payable for swap contracts	23,899
Accrued expenses	83,373
TOTAL LIABILITIES		7,745,653
Net assets for 17,646,137 shares outstanding		$158,430,051
Net Assets Consist of:
Paid-in capital		$146,217,263
Net unrealized appreciation of investments, swap contracts, and translation of assets and liabilities in foreign currency		6,116,833
Accumulated net realized gain on investments, foreign currency transactions, futures contracts and swap contracts		6,103,779
Distributions in excess of net investment income		(7,824)
TOTAL NET ASSETS		$158,430,051

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($98,758,123 ÷ 10,997,107 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.98
Offering price per share (100/95.50 of $8.98) [1]	$9.40
Redemption proceeds per share	$8.98
Class B Shares:
Net asset value per share ($31,624,161 ÷ 3,522,071 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.98
Offering price per share	$8.98
Redemption proceeds per share (94.50/100 of $8.98) [1]	$8.49
Class C Shares:
Net asset value per share ($27,507,677 ÷ 3,066,834 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.97
Offering price per share	$8.97
Redemption proceeds per share (99.00/100 of $8.97) [1]	$8.88
Class F Shares:
Net asset value per share ($540,090 ÷ 60,125 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.98
Offering price per share (100/99.00 of $8.98) [1]	$9.07
Redemption proceeds per share (99.00/100 of $8.98) [1]	$8.89

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2007

Investment Income:
Dividends received from affiliated issuer (Note 5)		$799,376
Interest		11,306,535
TOTAL INCOME		12,105,911
Expenses:
Investment adviser fee (Note 5)	$1,464,027
Administrative personnel and services fee (Note 5)	250,164
Custodian fees	81,624
Transfer and dividend disbursing agent fees and expenses	217,011
Directors'/Trustees' fees	5,438
Auditing fees	26,118
Legal fees	9,081
Portfolio accounting fees	57,934
Distribution services fee--Class B Shares (Note 5)	275,602
Distribution services fee--Class C Shares (Note 5)	212,077
Shareholder services fee--Class A Shares (Note 5)	243,834
Shareholder services fee--Class B Shares (Note 5)	91,867
Shareholder services fee--Class C Shares (Note 5)	68,561
Shareholder services fee--Class F Shares (Note 5)	150
Share registration costs	50,352
Printing and postage	46,581
Insurance premiums	5,934
Taxes	8,236
Miscellaneous	3,956
TOTAL EXPENSES	3,118,547

Statement of Operations - continued

Waivers and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(564,014)
Waiver of administrative personnel and services fee	(48,318)
Reimbursement of other operating expenses	(305)
TOTAL WAIVERS AND REIMBURSEMENTS		$(612,637)
Net expenses			$2,505,910
Net investment income			9,600,001
Realized and Unrealized Gain (Loss) on Investments, Options, Foreign Currency Transactions, Futures Contracts and Swap Contracts:
Net realized gain on investments, options and foreign currency transactions			8,250,732
Net realized loss on swap contracts			(175,602)
Net realized loss on futures contracts			(61,339)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(8,051,114)
Net change in unrealized depreciation on swap contracts			(2,307)
Net realized and unrealized loss on investments, foreign currency transactions, futures contracts and swap contracts			(39,630)
Change in net assets resulting from operations			$9,560,371

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$9,600,001	$9,933,072
Net realized gain on investments, options, foreign currency transactions, futures contracts and swap contracts	8,013,791	9,847,700
Net change in unrealized appreciation/depreciation of investments, futures contracts, swap contracts and translation of assets and liabilities in foreign currency	(8,053,421)	1,272,628
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	9,560,371	21,053,400
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,646,246)	(6,295,030)
Class B Shares	(1,996,135)	(2,535,071)
Class C Shares	(1,531,998)	(1,346,064)
Class F Shares	(3,781)	--
Distributions from net realized gains on investments, foreign currency transactions, futures contracts and swap contracts
Class A Shares	(5,653,921)	(2,325,464)
Class B Shares	(2,010,182)	(1,323,966)
Class C Shares	(1,363,117)	(580,203)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(19,205,380)	(14,405,798)
Share Transactions:
Proceeds from sale of shares	46,431,061	121,323,627
Net asset value of shares issued to shareholders in payment of distributions declared	13,132,427	8,576,786
Cost of shares redeemed	(76,303,756)	(128,566,307)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(16,740,268)	1,334,106
Change in net assets	(26,385,277)	7,981,708
Net Assets:
Beginning of period	184,815,328	176,833,620
End of period (including undistributed (distributions in excess of) net investment income of $(7,824) and $338,225, respectively)	$158,430,051	$184,815,328

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2007

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International High Income Fund (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income. The fund has a secondary objective of capital appreciation.

Effective May 31, 2007, the Fund began offering Class F Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or "swapped" between parties are generally calculated with respect to a "notional amount" for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, foreign exchange and other swap agreements.

The "buyer" in a credit default swap is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in Net payable for swap contracts on the Statement of Assets and Liabilities, and periodic payments are reported as net realized loss on swap contracts in the Statement of Operations. For the year ended November 30, 2007, the Fund had net realized losses on swap contracts of $175,602.

Swap contracts outstanding at period end are listed after the Fund's portfolio of investments.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cashflows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended November 30, 2007, the Fund had net realized losses on futures contracts of $61,339.

At November 30, 2007, the Fund had no outstanding futures contracts.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	3,929,706	$35,937,638	11,854,622	$108,464,837
Shares issued to shareholders in payment of distributions declared	1,018,109	9,241,230	603,829	5,447,750
Shares redeemed	(6,004,140)	(54,195,626)	(10,973,083)	(98,680,433)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,056,325)	$(9,016,758)	1,485,368	$15,232,154

Year Ended November 30	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	403,424	$3,688,262	669,330	$6,062,246
Shares issued to shareholders in payment of distributions declared	263,043	2,388,765	238,846	2,145,067
Shares redeemed	(1,684,130)	(15,317,413)	(2,743,670)	(24,851,514)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,017,663)	$(9,240,386)	(1,835,494)	$(16,644,201)

Year Ended November 30	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	687,800	$6,249,602	745,972	$6,796,544
Shares issued to shareholders in payment of distributions declared	165,278	1,498,654	109,532	983,969
Shares redeemed	(749,434)	(6,770,119)	(556,278)	(5,034,360)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	103,644	$978,137	299,226	$2,746,153

	Period Ended 11/30/2007 [1]		Year Ended 11/30/2006
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	62,014	$555,559	--	$--
Shares issued to shareholders in payment of distributions declared	423	3,778	--	--
Shares redeemed	(2,312)	(20,598)	--	--
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	60,125	$538,739	--	$--
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,910,219)	$(16,740,268)	(50,900)	$1,334,106

1 Reflects operations from May 31, 2007 (start of performance) to November 30, 2007.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, foreign capital gains tax, swap income reclass and discount accretion/premium amortization on debt securities.

For the year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(10,095)	$232,110	$(222,015)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2007 and 2006, was as follows:

	2007	2006
Ordinary income [1]	$14,048,214	$10,176,165
Long-term capital gains	$5,157,166	$4,229,633

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,632,181
Undistributed long-term capital gain	$2,860,657
Net unrealized appreciation	$4,719,950

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities and defaulted interest.

At November 30, 2007, the cost of investments for federal tax purposes was $151,523,570. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and swap contracts was $5,327,825. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $8,265,938 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,938,113.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended November 30, 2007, the Adviser voluntarily waived $550,893 of its fee and voluntarily reimbursed $305 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the net fee paid to FAS was 0.117% of average daily net assets of the Fund. FAS waived $48,318 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2007, FSC retained $43,433 of fees paid by the Fund.

On November 15, 2007, the Fund's Directors approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.25% to 0.05%. The amendment to the Plan will become effective for the Fund on January 31, 2008. For the year ended November 30, 2007, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2007, FSC retained $28,428 in sales charges from the sale of Class A Shares. FSC also retained $3,960 of contingent deferred sales charges relating to redemptions of Class C Shares and $200 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial Intermediaries may include a company affiliated with management of Federated Investors, Inc. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. A Financial Intermediary affiliated with management of Federated Investors, Inc. received $4,471 of Service Fees for the year ended November 30, 2007. For the year ended November 30, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.16%, 1.95%, 1.95% and 1.18%, respectively, for the fiscal year ending November 30, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2009.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2007, the Adviser reimbursed $13,121. Transactions with the affiliated company during the year ended November 30, 2007 are as follows:

Affiliate	Balance of Shares Held 11/30/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	96,885,283	86,560,906	10,324,377	$10,324,377	$799,376

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2007, were as follows:

Purchases	$108,473,236
Sales	$142,461,719

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2007, the diversification of countries was as follows:

Country	Country Exposure as a Percentage of Total Net Assets
Brazil	18.4%
Mexico	16.6%
Russia	16.6%
Turkey	9.6%
Philippines	8.6%
Venezuela	5.9%
Colombia	4.3%
Argentina	3.5%
Peru	2.1%
Uruguay	1.6%
Ecuador	1.4%
India	1.3%
Indonesia	1.0%
El Salvador	0.9%
Spain	0.4%
Kazakhstan	0.3%

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds.

As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2007, the amount of long-term capital gains designated by the Fund was $5,157,166.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities of the Federated International High Income Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International High Income Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 17, 2008

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Corporation comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA DIRECTOR Began serving: January 2008	Principal Occupations : Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held : Director, Horatio Alger Association

Previous Positions : Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Previous Positions: Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL HIGH INCOME FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2006, the Fund's performance for the one year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the three year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International High Income Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755
Cusip 31428U649

G01949-01 (1/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Small Company Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$41.91		$32.72		$26.28		$21.50		$15.27
Income From Investment Operations:
Net investment income (loss)	(0.11	) [1]	(0.14	) [1]	0.08	[1]	(0.10	) [1]	(0.02	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	11.30		9.50		6.36		4.88		6.25
TOTAL FROM INVESTMENT OPERATIONS	11.19		9.36		6.44		4.78		6.23
Less Distributions:
Distributions from net investment income	--		(0.17)		--		--		--
Redemption Fees	0.00	[2]	0.00	[2]	--		0.00	[2]	--
Net Asset Value, End of Period	$53.10		$41.91		$32.72		$26.28		$21.50
Total Return [3]	26.70	% [4,5]	28.71%		24.51%		22.23	% [5]	40.80%

Ratios to Average Net Assets:
Net expenses	1.81%		1.84%		1.88	% [6]	1.98	% [6]	1.99	% [6]
Net investment income (loss)	(0.22)%		(0.36)%		0.28%		(0.43)%		(0.10)%
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$520,998		$341,692		$245,837		$202,836		$215,691
Portfolio turnover	56%		70%		79%		63%		76%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return. (See Notes to Financial Statements, Note 10)

5 During the years ended November 30, 2007 and 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.02% and less than 0.01%, respectively, on the total returns.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.88%, 1.98% and 1.99% after taking into account these expense reductions for the years ended November 30, 2005, 2004 and 2003, respectively.

7 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$38.76		$30.34		$24.56		$20.24		$14.48
Income From Investment Operations:
Net investment loss	(0.40	) [1]	(0.38	) [1]	(0.14	) [1]	(0.27	) [1]	(0.14	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	10.39		8.80		5.92		4.59		5.90
TOTAL FROM INVESTMENT OPERATIONS	9.99		8.42		5.78		4.32		5.76
Redemption Fees	0.00	[2]	0.00	[2]	--		0.00	[2]	--
Net Asset Value, End of Period	$48.75		$38.76		$30.34		$24.56		$20.24
Total Return [3]	25.77	% [4,5]	27.75%		23.53%		21.34	% [5]	39.78%

Ratios to Average Net Assets:
Net expenses	2.56%		2.59%		2.63	% [6]	2.73	% [6]	2.74	% [6]
Net investment loss	(0.89)%		(1.09)%		(0.52)%		(1.20)%		(0.85)%
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$105,868		$128,181		$141,634		$169,262		$172,274
Portfolio turnover	56%		70%		79%		63%		76%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return. (See Notes to Financial Statements, Note 10)

5 During the years ended November 30, 2007 and 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.02% and 0.05%, respectively, on the total returns.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.63%, 2.73% and 2.74% after taking into account these expense reductions for the years ended November 30, 2005, 2004 and 2003, respectively.

7 This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007		2006		2005		2004		2003
Net Asset Value, Beginning of Period	$38.72		$30.31		$24.53		$20.21		$14.47
Income From Investment Operations:
Net investment loss	(0.42	) [1]	(0.39	) [1]	(0.13	) [1]	(0.27	) [1]	(0.14	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	10.40		8.80		5.91		4.59		5.88
TOTAL FROM INVESTMENT OPERATIONS	9.98		8.41		5.78		4.32		5.74
Redemption Fees	0.00	[2]	0.00	[2]	--		0.00	[2]	--
Net Asset Value, End of Period	$48.70		$38.72		$30.31		$24.53		$20.21
Total Return [3]	25.77	% [4,5]	27.75%		23.56	% [5]	21.38	% [5]	39.67%

Ratios to Average Net Assets:
Net expenses	2.55%		2.59%		2.63	% [6]	2.73	% [6]	2.74	% [6]
Net investment loss	(0.92)%		(1.10)%		(0.49)%		(1.20)%		(0.85)%
Expense waiver/reimbursement [7]	0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$85,229		$70,353		$56,292		$51,771		$52,189
Portfolio turnover	56%		70%		79%		63%		76%

1 Per share numbers have been calculated using average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return. (See Notes to Financial Statements, Note 10)

5 During the years ended November 30, 2007, 2005 and 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.02%, 0.04% and 0.05%, respectively, on total returns.

6 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 2.63%, 2.73% and 2.74% after taking into account these expense reductions for the years ended November 30, 2005, 2004 and 2003, respectively.

7 This expense decrease is reflected in both the net expense and the net investment loss ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2007	Ending Account Value 11/30/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$1,034.90	$ 9.18
Class B Shares	$1,000	$1,031.10	$12.98
Class C Shares	$1,000	$1,031.10	$12.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.04	$ 9.10
Class B Shares	$1,000	$1,012.28	$12.86
Class C Shares	$1,000	$1,012.33	$12.81

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.80%
Class B Shares	2.55%
Class C Shares	2.54%

Management's Discussion of Fund Performance

The fund's total return for the fiscal year ended November 30, 2007 was 26.70% for Class A Shares, 25.77% for Class B Shares, and 25.77% for Class C Shares. The total return of the S&P/Citigroup EMI Growth World ex-U.S. Index ("EMI Index") 1 was 14.82% for the same period. The fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the EMI Index.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

International small caps, 2 as measured by the EMI Index, had another strong year of performance. Despite higher oil and commodity prices, international small companies continued to grow their revenues and earnings. On a regional basis, Asia Pacific, excluding Japan, had the best relative performance of all small cap regional markets. The S&P/Citigroup Asia Pacific, ex-Japan EMI Growth Index Index 3 gained 45.93%. By comparison, the S&P/Citigroup Europe EMI Growth Index 4 returned 14.14%. While the S&P/Citigroup Japan EMI Growth Index 5 returned (5.30%).

1 The S&P/Citigroup EMI Growth World ex-U.S. Index is a subset of the Global S&P/Citigroup Broad Market Index (BMI). The BMI includes all companies with a float capital of at least U.S. $100 million. The EMI represents the bottom 20% of the index capitalization within each country in the index. The World ex-U.S. composite includes all developed countries except the United States. S&P/Citigroup uses a proprietary multi-factor model to determine each company's relative position on a growth-value continuum. The EMI Growth World ex-U.S. index reflects each company's available market capitalization weighted by its growth probability. Indexes are unmanaged, and investments cannot be made directly in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.

3 The S&P/Citigroup Asia Pacific ex-Japan EMI Growth Index is a subset of the Global Citigroup Broad Market Index (BMI). The BMI includes all companies within a country that has market capitalization of at least $100 million USD. The EMI represents the lowest 20% of each country's available capital. S&P/Citigroup Asia Pacific ex-Japan EMI Growth Index represents approximately 700 companies from Australia, Hong Kong, New Zealand, Singapore, and South Korea. Each of the companies in this index has market capitalization which falls in the lowest 20% of their home countries BMI and also exhibit strong growth characteristics. Indexes are unmanaged, and investments cannot be made directly in an index.

4 The S&P/Citigroup European EMI Growth Index is an unmanaged capitalization-weighted, rules-based benchmark that captures the institutionally investable universe of all European small cap companies with more than $100 million USD in free-float market cap and which are classified as growth stocks, according to S&P/Citi group style methodology. Indexes are unmanaged, and investments cannot be made directly in an index.

5 The S&P/Citigroup Japan EMI Growth Index is a subset of the Global Citigroup Broad Market Index (BMI). The BMI includes all companies with a country that has market capitalization of at least $100 million USD. The EMI represents the lowest 20% of each country's available capital. S&P/Citigroup Japan EMI Growth Index represents approximately 1,400 countries which fall in the lowest 20% of Japan's market capitalization that exhibit strong growth characteristics. S&P/Citigroup Growth and Value indices use three growth and four value variables to classify companies that are either growth, value or a combination of both. Indexes are unmanaged, and investments cannot be made directly in an index.

Once again, Japan's small companies, as a group, vastly underperformed other small caps around the world during the period. However, one should note that Japan's entire stock market had also continued to underperform considerably when compared to other major stock markets during this period.

Foreign currencies appreciated against the U.S. dollar with the Federal Reserve reducing interest rates on concern of a U.S. economic slowdown coupled with the ongoing credit crisis. The euro appreciated 10.7%, sterling rose 4.5%, and the yen gained 4.3% against the U.S. dollar during the reporting period. The Canadian dollar gained the most against the U.S. dollar by appreciating 12.5% over the period, and breaking through parity.

FUND PERFORMANCE

Key drivers of the fund's positive performance came from strong stock selection and the relative overweight investments in industrials, materials (e.g., fertilizer, steel, zinc), and consumer discretionary sectors.

Individual stocks that contributed most significantly to the fund's performance (all total returns in U.S. dollars) included: Cosco Corporation in Singapore , a shipping firm with shipyards for building and repairs, gained 248.87% during the reporting period; Q-Cells AG , a German company that produces solar cells from mono- and poly-crystalline silicon, rose 231.76% during the reporting period; and Bumi Resources , a Indonesian energy firm primarily focused on coal, gained 124.99% during the reporting period.

The fund's relative performance was hindered by its underweight positions in Australia and South Korea. On a sectoral basis, relative underperformance was delivered by light weight investments in utilities and telecommunication services.

Stocks that held back relative performance included: Eganagoldpfeil Holdings , a Hong Kong producer of time pieces, jewelry and leather products, which fell 76.75% during the reporting period, and Vueling Airlines SA , a European low-fare airline based in Spain, which fell 45.31% during the reporting period. Both stocks were sold during the reporting period.

The depreciation of the U.S. dollar positively impacted the Fund's performance as the Fund's assets held in foreign currencies were unhedged and worth more when converted back to U.S. dollars.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small Company Fund (Class A Shares) (the "Fund") from November 30, 1997 to November 30, 2007 compared to the S&P/Citigroup EMI Growth World ex-U.S. Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	19.73%
5 Years	26.99%
10 Years	14.80%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Citigroup EMI Growth World ex-U.S. Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P/Citigroup EMI Growth World ex-U.S. Index is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small Company Fund (Class B Shares) (the "Fund") from November 30, 1997 to November 30, 2007 compared to the S&P/Citigroup EMI Growth World ex-U.S. Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	20.27%
5 Years	27.33%
10 Years	14.76%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Citigroup EMI Growth World ex-U.S. Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P/Citigroup EMI Growth World ex-U.S. Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Small Company Fund (Class C Shares) (the "Fund") from November, 30 1997 to November 30, 2007 compared to the S&P/Citigroup EMI Growth World ex-U.S. Index. 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	24.77%
5 Years	27.47%
10 Years	14.59%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P/Citigroup EMI Growth World ex-U.S. Index has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P/Citigroup EMI Growth World ex-U.S. Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2007, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	10.3%
Spain	10.0%
France	9.7%
Germany	9.2%
Canada	7.1%
Singapore	6.3%
Malaysia	5.8%
Switzerland	5.3%
Italy	4.4%
Netherlands	3.8%
Japan	3.3%
Belgium	2.9%
Bermuda	2.3%
Austria	2.0%
Hong Kong	1.9%
Finland	1.7%
Indonesia	1.6%
Cayman Islands	1.5%
Thailand	1.5%
Cyprus	1.3%
Sweden	1.1%
Ireland	1.0%
Korea	1.0%
China	0.8%
Brazil	0.7%
Norway	0.7%
Australia	0.6%
Luxembourg	0.5%
Greece	0.4%
Cash Equivalents [2]	1.2%
Other Assets and Liabilities--Net [3]	0.1%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2007, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Industrials	34.4%
Consumer Discretionary	14.2%
Materials	10.8%
Information Technology	10.7%
Energy	9.8%
Financials	7.5%
Health Care	6.0%
Consumer Staples	4.7%
Utilities	0.6%
Cash Equivalents [2]	1.2%
Other Assets and Liabilities--Net [3]	0.1%
TOTAL	100.0%

4 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2007

Shares			Value
		COMMON STOCKS--98.0%
		Automobiles & Components--1.5%
1,281,070	[1]	Ducati Motor Holding SpA	$3,253,296
190,350		Nokian Renkaat Oyj	7,255,126
		TOTAL	10,508,422
		Banks--0.8%
289,361		Bank of Cyprus Public Co. Ltd.	5,641,346
		Capital Goods--28.1%
1,129,172		ASL Marine Holdings Ltd.	1,216,942
278,349		Abengoa SA	9,396,831
126,400		Andritz AG	7,731,142
49,730		Arcadis NV	3,521,072
1,443,609		Ashtead Group PLC	2,258,619
48,773		Bauer AG	3,370,783
21,800		Bekaert NV	3,017,364
180,004		Boskalis Westminster	10,829,484
97,209		Carbone Lorraine	7,142,366
484,357	[1]	Charter PLC	8,604,697
57,696		Demag Cranes AG	2,604,821
643,531		Fenner PLC	3,121,289
257,013		Gamesa Corporacion Tecnologica SA	11,654,574
5,546,200	[1]	Gamuda BHD	7,247,323
45,000		Geberit International AG	6,196,194
315,182		Haulotte Group	10,392,864
1,436,350		IJM Corp. Berhad	3,553,763
192,746		Kingspan Group PLC	4,071,798
128,350		Konecranes Oyj	4,904,458
97,544		MTU Aero Engines GmbH	5,182,108
5,886,900	[1]	Malaysian Res Cp	4,325,481
157,000		Mori Seiki Co.	3,291,721
31,137		Nexans SA	4,164,464
Shares			Value
		COMMON STOCKS--continued
		Capital Goods--continued
99,230		Obrascon Huarte Lain, SA	$3,984,941
243,681	[1]	Prysmian SpA	6,125,122
85,326	[1]	Q-Cells AG	11,910,412
173,131	[1]	SGL Carbon AG	9,773,533
105,200		SNC-Lavalin Group, Inc.	5,010,927
2,972,200		Sembcorp Marine Ltd.	9,069,931
134,304		Solarworld AG	8,015,159
3,893		Sulzer AG	5,868,032
74,645		Tecnicas Reunidas SA	5,376,190
2,136,600		Zelan Bhd	3,732,023
50,100		Zodiac SA	3,266,689
		TOTAL	199,933,117
		Commercial Services & Supplies--0.7%
137,953	[1]	General de Alquiler de Maquinaria	4,947,627
		Consumer Durables & Apparel--4.8%
4,377,000	[1]	China Dongxiang Group Co.	2,737,750
4,847,000		China Hongxing Sports Ltd.	3,082,528
378,340		Geox SpA	8,460,498
291,443	[1]	Gildan Activewear, Inc.	11,115,636
20,206		Kaufman & Broad SA	1,094,035
91,300		Shimano, Inc.	3,444,052
53,442		Tod's SpA	3,890,190
		TOTAL	33,824,689
		Consumer Services--4.4%
463,030		Enterprise Inns PLC	5,079,591
153,430		Intralot SA	2,851,934
346,816		Punch Taverns PLC	5,859,634
3,299,000		Raffles Education Corp. Ltd.	7,322,876
659,200	[1]	Rezidor Hotel Group AB	3,982,194
190,945		Sol Melia SA	3,192,153
305,140		William Hill PLC	3,249,788
		TOTAL	31,538,170
Shares			Value
		COMMON STOCKS--continued
		Diversified Financials--2.1%
167,750		Arques Industries AG	$6,593,257
33,240		Partners Group	4,553,234
76,400		TSX Group, Inc.	4,112,818
		TOTAL	15,259,309
		Energy--9.8%
555,500		Banpu Public Co. Ltd., GDR	7,230,899
9,521,000		Bumi Resources Tbk	5,776,617
233,774		ERG SpA	4,751,825
106,600	[1]	Fred Olsen Energy ASA	5,273,600
101,600		Fugro NV	8,360,406
269,274		Hunting PLC	3,882,469
4,350,000		PT Tambang Batubara Bukit Asam Tbk	5,651,190
738,600	[1]	Paladin Resources Ltd.	4,284,094
220,540		ProSafe SE	3,774,342
120,680		SBM Offshore NV	4,198,405
2,306,000	[1]	Swiber Holdings Ltd.	5,568,374
40,465		Technip SA	3,302,978
941,900		Wood Group (John) PLC	7,932,744
		TOTAL	69,987,943
		Food Beverage & Tobacco--4.0%
482,400		Davide Campari - Milano SpA	4,788,798
44,242		Hite Brewery Co.	6,464,641
1,247,000		Kuala Lumpur Kepong Bhd	5,871,685
2,105		Lindt & Spruengli AG	6,975,388
3,405,000		Synear Food Holdings Ltd.	4,116,154
		TOTAL	28,216,666
		Health Care Equipment & Services--1.6%
67,300		China Medical Technologies, Inc., ADR	2,831,311
149,888		Getinge AB, Class B	3,775,198
419,142		Southern Cross Healthcare Ltd.	4,972,575
		TOTAL	11,579,084
Shares			Value
		COMMON STOCKS--continued
		Household & Personal Products--0.7%
1,220,000		Hengan International Group Co. Ltd.	$5,319,413
		Insurance--0.8%
125,300		Industrial Alliance Life Insurance Co.	5,369,373
		Materials--10.8%
275,500		Agrium, Inc.	15,814,491
160,000		Aquarius Platinum Ltd.	5,833,953
62,144		Boehler-Uddeholm AG	6,360,510
5,710,000	[1]	China Energy Ltd.	4,654,273
198,200	[1]	HudBay Minerals, Inc.	4,261,513
69,211		K&S AG	14,127,605
475,635	[1]	Lundin Mining Corp.	4,656,699
800,000		Tubacex Esp Tubos	8,413,180
53,000		Umicore	12,418,019
		TOTAL	76,540,243
		Media--1.0%
30,597	[1]	Central European Media Enterprises Ltd., Class A	3,356,797
64,830	[1]	Seloger.com	3,906,739
		TOTAL	7,263,536
		Pharmaceuticals Biotechnology & Life Sciences--4.4%
177,250	[1]	Actelion Ltd.	7,858,925
314,072	[1]	Grifols SA	7,273,832
50,681	[1]	ICON PLC, ADR	3,005,890
70,873		Ipsen SA	4,018,446
209,054	[1]	Laboratorios Almirall SA	4,912,232
67,525		Stada Arzneimittel AG	4,171,619
		TOTAL	31,240,944
		Real Estate--3.8%
34,600	[1]	E-House China Holdings Ltd., ADR	853,236
1,916,000		Great Eagle Holdings	7,397,375
4,430,500	[1]	KWG Property Holding Ltd.	7,455,754
6,390,000		Mah Sing Group BHD	3,571,067
28,876		Orco Property	3,839,283
1,719,800		S P Setia Berhad Group	3,928,921
		TOTAL	27,045,636
Shares			Value
		COMMON STOCKS--continued
		Retailing--1.8%
1,069		Dena Co. Ltd.	$7,472,228
1,394,595		Game Group PLC	5,642,056
		TOTAL	13,114,284
		Semiconductors & Semiconductor Equipment--0.9%
502,868	[1]	CSR PLC	6,574,785
		Software & Services--7.5%
448,336	[1]	Autonomy Corp. PLC	7,354,032
235,400	[1]	Business Objects SA, ADR	14,307,612
195,800		Capcom Co. Ltd.	5,275,848
173,600	[1]	Giant Interactive Group, Inc., ADR	1,874,880
440,811		Indra Sistemas SA	12,037,312
21,700	[1]	Longtop Financial Technologies Ltd., ADR	543,802
145,400		Square Enix Co. Ltd.	4,601,049
87,569	[1]	UbiSoft Entertainment SA	7,632,100
		TOTAL	53,626,635
		Technology Hardware & Equipment--2.3%
43,472		EVS Broadcast Equipment SA	5,143,108
75,850		Neopost SA	8,095,401
621,400	[1]	Wolfson Microelectronics PLC	3,018,587
		TOTAL	16,257,096
		Transportation--5.6%
4,411,200	[1]	Airasia BHD	2,434,668
2,071,000		Cosco Corp (Singapore) Ltd.	10,233,465
469,745	[1]	EasyJet PLC	5,430,759
10,596		Geodis SA	1,980,423
3,599,000		Labroy Marine Ltd.	7,079,452
1,676,000		Malaysian Airline System	2,441,139
35,469		Panalpina Welttransport Holding AG	6,417,845
866,000	[1]	Sinotrans Shipping Ltd.	761,898
2,126,600		Thoresen Thai Agencies PCL	3,232,218
		TOTAL	40,011,867
		Utilities--0.6%
1,864,300		YTL Corp., Bhd	4,417,620
		TOTAL COMMON STOCKS (IDENTIFIED COST $467,633,107)	698,217,805
Shares			Value
		PREFERRED STOCK--0.7%
		Media--0.7%
315,938		Net Servicos de Comunicacao SA (IDENTIFIED COST $3,659,577)	$4,687,875
		MUTUAL FUND--1.2%
8,822,886	[2,3]	Prime Value Obligations Fund, Institutional Shares, 4.87% (AT NET ASSET VALUE)	8,822,886
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $480,115,570) [4]	711,728,566
		OTHER ASSETS AND LIABILITIES - NET--0.1%	366,788
		TOTAL NET ASSETS--100%	$712,095,354

At November 30, 2007, the Fund had outstanding foreign exchange contracts as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Depreciation
Contracts Purchased:
12/3/2007	4,832,208 Thailand Baht	$ 143,049	$ 142,764	$ (285)
Contracts Sold:
12/3/2007	7,401,821 Malaysian Ringgit	$2,196,386	$2,199,976	$(3,590)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(3,875)

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost investments for federal tax purposes amounts to $481,843,783.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2007

Assets:
Total investments in securities, at value including $8,822,886 of investments in an affiliated issuer (Note 5) (identified cost $480,115,570)		$711,728,566
Cash		922
Cash denominated in foreign currency (identified cost $14,411,338)		14,410,879
Income receivable		441,357
Receivable for investments sold		5,696,920
Receivable for shares sold		936,900
Other assets		295,903
TOTAL ASSETS		733,511,447
Liabilities:
Payable for investments purchased	$19,908,796
Payable for shares redeemed	941,966
Payable for foreign exchange contracts	3,875
Payable for distribution services fee (Note 5)	230,569
Payable for shareholder services fee (Note 5)	40,812
Accrued expenses	290,075
TOTAL LIABILITIES		21,416,093
Net assets for 13,733,754 shares outstanding		$712,095,354
Net Assets Consist of:
Paid-in capital		$396,647,059
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		231,694,071
Accumulated net realized gain on investments and foreign currency transactions		85,431,498
Distributions in excess of net investment income		(1,677,274)
TOTAL NET ASSETS		$712,095,354
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($520,998,296 ÷ 9,811,663 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$53.10
Offering price per share (100/94.50 of $53.10) [1]		$56.19
Redemption proceeds per share (98.00/100 of $53.10) [1]		$52.04
Class B Shares:
Net asset value per share ($105,867,816 ÷ 2,171,833 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$48.75
Offering price per share		$48.75
Redemption proceeds per share (92.50/100 of $48.75) [1]		$45.09
Class C Shares:
Net asset value per share ($85,229,242 ÷ 1,750,258 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$48.70
Offering price per share		$48.70
Redemption proceeds per share (97.00/100 of $48.70) [1]		$47.24

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2007

Investment Income:
Dividends (including $526,618 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $1,252,973)			$10,136,624
Interest			154,705
TOTAL INCOME			10,291,329
Expenses:
Investment adviser fee (Note 5)		$8,006,929
Administrative personnel and services fee (Note 5)		506,170
Custodian fees		334,680
Transfer and dividend disbursing agent fees and expenses		897,055
Directors'/Trustees' fees		10,209
Auditing fees		26,117
Legal fees		10,424
Portfolio accounting fees		68,820
Distribution services fee--Class A Shares (Note 5)		1,085,715
Distribution services fee--Class B Shares (Note 5)		941,597
Distribution services fee--Class C Shares (Note 5)		605,415
Shareholder services fee--Class B Shares (Note 5)		313,866
Shareholder services fee--Class C Shares (Note 5)		196,996
Share registration costs		35,032
Printing and postage		85,459
Insurance premiums		7,525
Taxes		12,126
Miscellaneous		7,616
TOTAL EXPENSES		13,151,751
Waiver and Reimbursement (Note 5):
Reimbursement of investment adviser fee	$(8,818)
Waiver of administrative personnel and services fee	(18,067)
TOTAL WAIVER AND REIMBURSEMENT		(26,885)
Net expenses			13,124,866
Net investment income (loss)			(2,833,537)
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions (including foreign taxes withheld of $33,418)			102,417,877
Net increase due to reimbursement from Adviser (Note 5)			60,726
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			40,631,848
Net realized and unrealized gain on investments and foreign currency transactions			143,110,451
Change in net assets resulting from operations			$140,276,914

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(2,833,537)	$(3,398,335)
Net realized gain on investments and foreign currency transactions	102,417,877	83,015,648
Net increase due to reimbursement from Adviser (Note 5)	60,726	--
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	40,631,848	42,387,433
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	140,276,914	122,004,746
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	--	(1,282,130)
Share Transactions:
Proceeds from sale of shares	235,542,286	163,462,675
Net asset value of shares issued to shareholders in payment of distributions declared	--	1,024,713
Cost of shares redeemed	(204,123,770)	(188,772,604)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	31,418,516	(24,285,216)
Redemption Fees [1]	47,900	25,113
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	126,912	--
Change in net assets	171,870,242	96,462,513
Net Assets:
Beginning of period	540,225,112	443,762,599
End of period (including distributions in excess of net investment income of $(1,677,274) and $(5,558,377), respectively)	$712,095,354	$540,225,112

1 Redemption fees for the year ended November 30, 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2007

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International Small Company Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,095,071	$206,589,813	3,380,909	$129,069,197
Shares issued to shareholders in payment of distributions declared	--	--	29,892	1,024,713
Shares redeemed	(2,436,208)	(120,424,901)	(2,771,340)	(105,053,829)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	1,658,863	$86,164,912	639,461	$25,040,081

Year Ended November 30	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	296,709	$13,517,624	554,376	$19,424,799
Shares redeemed	(1,431,547)	(65,547,638)	(1,915,317)	(67,523,973)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,134,838)	$(52,030,014)	(1,360,941)	$(48,099,174)

Year Ended November 30	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	332,883	$15,434,849	422,198	$14,968,679
Shares redeemed	(399,511)	(18,151,231)	(462,643)	(16,194,802)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(66,628)	$(2,716,382)	(40,445)	$(1,226,123)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	457,397	$31,418,516	(761,925)	$(24,285,216)

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the year ended November 30, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $33,187, $8,734 and $5,979, respectively. For the year ended November 30, 2006, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $14,994, $6,871 and $3,248, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclass of capital gains taxes and passive foreign investment company adjustments and net operating losses.

For the year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(126,912)	$6,714,640	$(6,587,728)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$--	$1,282,130

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$11,895,687
Undistributed long-term capital gains	$73,586,754
Net unrealized appreciation	$229,965,854

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for passive foreign investment company adjustments, partnership adjustments and for the tax deferral losses on wash sales.

At November 30, 2007, the cost of investments for federal tax purposes was $481,843,783. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $229,884,783. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $243,488,194 and net unrealized depreciation from investments for those securities having an excess of cost over value of $13,603,411.

The Fund used capital loss carryforwards of $10,277,356 to offset taxable capital gains realized during the year ended November 30, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $18,067 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2007, FSC retained $208,912 of fees paid by the Fund.

Sales Charges

For the year ended November 30, 2007, FSC retained $92,075 in sales charges from the sale of Class A Shares and $3 from the sale of Class C Shares. FSC also retained $3,084 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2007, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2007, the Fund's Class A Shares did not incur a shareholder services fee.

Other

The Fund's Adviser made a contribution to the Fund of $60,726 for losses on investments inadvertently sold by the Fund.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2007, the Adviser reimbursed $8,818. Transactions with the affiliated company during the year ended November 30, 2007 are as follows:

Affiliate	Balance of Shares Held 11/30/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	243,683,155	234,860,269	8,822,886	$8,822,886	$526,618

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations for the year ended November 30, 2007, were as follows:

Purchases	$372,497,510
Sales	$350,607,275

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2007, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Kingdom	10.3%
Spain	10.0%
France	9.7%
Germany	9.2%
Canada	7.1%
Singapore	6.3%
Malaysia	5.8%
Switzerland	5.3%
Italy	4.4%
Netherlands	3.8%
Japan	3.3%
Belgium	2.9%
Bermuda	2.3%
Austria	2.0%
Hong Kong	1.9%
Finland	1.7%
Indonesia	1.6%
Cayman Islands	1.5%
Thailand	1.5%
Cyprus	1.3%
Sweden	1.1%
Ireland	1.0%
Korea	1.0%
China	0.8%
Brazil	0.7%
Norway	0.7%
Australia	0.6%
Luxembourg	0.5%
Greece	0.4%

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the program was not utilized.

10. REGULATORY SETTLEMENT PROCEEDS

The Fund received $126,912 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

11. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Small Company Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 17, 2008

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Corporation comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL SMALL COMPANY FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2006. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Small Company Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U748
Cusip 31428U730
Cusip 31428U722

G01968-01 (1/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

Federated
World-Class Investment Manager

Federated International Value Fund

Established 1998

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2007

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$23.49	$18.22	$16.33		$15.44		$13.11
Income From Investment Operations:
Net investment income (loss)	0.21 [1]	0.53 [1]	0.11	[1]	(0.08	) [1]	(0.06	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	2.82	4.83	2.10		2.49		2.49
TOTAL FROM INVESTMENT OPERATIONS	3.03	5.36	2.21		2.41		2.43
Less Distributions:
Distributions from net investment income	(0.48)	(0.09)	--		--		--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.32)		(1.52)		(0.10)
TOTAL DISTRIBUTIONS	(0.48)	(0.09)	(0.32)		(1.52)		(0.10)
Redemption Fees	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$26.04	$23.49	$18.22		$16.33		$15.44
Total Return [3]	13.09%	29.51%	13.71%		16.73	% [4]	18.75%

Ratios to Average Net Assets:
Net expenses	1.65%	1.65%	1.95	% [5]	2.47%		2.52%
Net investment income (loss)	0.83%	2.54%	0.65%		(0.54)%		(0.44)%
Expense waiver/reimbursement [6]	0.08%	0.20%	0.05%		0.10%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$115,052	$86,655	$51,204		$41,732		$17,883
Portfolio turnover	12%	8%	28%		56%		42%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 1.95% for the year ended November 30, 2005 after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$22.14	$17.22	$15.56		$14.89		$12.74
Income From Investment Operations:
Net investment income (loss)	0.02 [1]	0.36 [1]	(0.02	) [1]	(0.18	) [1]	(0.16	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	2.66	4.56	2.00		2.37		2.41
TOTAL FROM INVESTMENT OPERATIONS	2.68	4.92	1.98		2.19		2.25
Less Distributions:
Distributions from net investment income	(0.33)	--	--		--		--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.32)		(1.52)		(0.10)
TOTAL DISTRIBUTIONS	(0.33)	--	(0.32)		(1.52)		(0.10)
Redemption Fees	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$24.49	$22.14	$17.22		$15.56		$14.89
Total Return [3]	12.23%	28.57%	12.89%		15.78	% [4]	17.88%

Ratios to Average Net Assets:
Net expenses	2.40%	2.40%	2.70	% [5]	3.22%		3.27%
Net investment income (loss)	0.06%	1.80%	(0.12)%		(1.27)%		(1.22)%
Expense waiver/reimbursement [6]	0.08%	0.20%	0.05%		0.10%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$46,055	$46,604	$34,834		$35,867		$19,333
Portfolio turnover	12%	8%	28%		56%		42%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2007	2006	2005		2004		2003
Net Asset Value, Beginning of Period	$22.20	$17.27	$15.60		$14.92		$12.77
Income From Investment Operations:
Net investment income (loss)	0.02 [1]	0.36 [1]	(0.01	) [1]	(0.18	) [1]	(0.16	) [1]
Net realized and unrealized gain on investments and foreign currency transactions	2.67	4.57	2.00		2.38		2.41
TOTAL FROM INVESTMENT OPERATIONS	2.69	4.93	1.99		2.20		2.25
Less Distributions:
Distributions from net investment income	(0.34)	--	--		--		--
Distributions from net realized gain on investments and foreign currency transactions	--	--	(0.32)		(1.52)		(0.10)
TOTAL DISTRIBUTIONS	(0.34)	--	(0.32)		(1.52)		(0.10)
Redemption Fees	0.00 [2]	0.00 [2]	0.00	[2]	0.00	[2]	--
Net Asset Value, End of Period	$24.55	$22.20	$17.27		$15.60		$14.92
Total Return [3]	12.27%	28.55%	12.92%		15.82	% [4]	17.84%

Ratios to Average Net Assets:
Net expenses	2.39%	2.40%	2.70	% [5]	3.22%		3.27%
Net investment income (loss)	0.09%	1.82%	(0.06)%		(1.26)%		(1.23)%
Expense waiver/reimbursement [6]	0.08%	0.20%	0.05%		0.10%		0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$14,662	$11,911	$7,455		$5,498		$2,315
Portfolio turnover	12%	8%	28%		56%		42%

1 Per share numbers have been calculated using the average shares method.

2 Represents less than $0.01.

3 Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable.

4 During the year, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5 The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005 after taking into account these expense reductions.

6 This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2007 to November 30, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charge (loads) on purchases or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2007	Ending Account Value 11/30/2007	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 983.40	$ 8.20
Class B Shares	$1,000	$ 979.60	$11.91
Class C Shares	$1,000	$ 980.00	$11.86
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.80	$ 8.34
Class B Shares	$1,000	$1,013.04	$12.11
Class C Shares	$1,000	$1,013.09	$12.06

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The annualized net expense ratios are as follows:

Class A Shares	1.65%
Class B Shares	2.40%
Class C Shares	2.39%

Management's Discussion of Fund Performance

The fund's total return for the 12-month reporting period ended November 30, 2007 was 13.09% for Class A Shares, 12.23% for Class B Shares, and 12.27% for Class C Shares. The total return of the Morgan Stanley Capital International Europe, Australasia, and Far East Value Index (MSCI EAFE Value), 1 was 12.30% for the reporting period.

The following discussion will focus on the performance of the fund's Class A Shares.

MARKET OVERVIEW

World markets continued to rally into the middle of July based on ample liquidity conditions. 2 Consistent with historical seasonality, but specifically triggered by the fall-out from the subprime mortgage crisis, stocks corrected sharply into the middle of August. The aggressive easing by the Federal Reserve Bank provided renewed momentum for a strong rebound, specifically in emerging markets.

Foreign currencies appreciated against the U.S. dollar as the Federal Reserve cut interest rates by 75 bps in the third quarter of 2007 amid increasing concerns over the U.S. credit crisis and the possibility of recession. The euro appreciated 10.7%, sterling rose 4.5%, and the yen gained 4.3% against the U.S. dollar during the reporting period.

1 The MSCI-EAFE Value is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the Untied States and Canada, and comprises 21 of the 48 countries in the MSCI universe. The index is unmanaged, and investments cannot be made in an index.

2 International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.

FUND PERFORMANCE

Key drivers of the fund's positive performance came from strong stock selection in financials and energy as well as overweight relative investments in consumer staples and Japan. Individual stocks that contributed most significantly to the fund's performance (all total returns in U.S. dollars) included: Julius Baer Holdings , a Swiss private banking and asset management firm, which gained 60.20% during the reporting period; Transocean , an offshore drilling contractor domiciled in the Cayman Islands, which rose 66.07% during the reporting period; and Schroders , a UK based international asset manager, which gained 49.75% during the reporting period.

The fund's relative performance was hurt by its underweight position in Germany and its underweight position in Australia which was a very expensive market by our evaluation criteria during the reporting period. On a sector basis, relative underperformance was delivered by investments in industrials, consumer discretionary and health care. Stocks that held back relative performance included: Signet Group , a British retailer of jewelry, watches, gifts and accessories, which fell 42.27% during the reporting period and Adecco , a Swiss personnel and temporary employment company, which fell 14.53% during the reporting period.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class A Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2007 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	6.86%
5 Years	16.89%
Start of Performance (9/30/1998)	12.98%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class B Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2007 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	6.73%
5 Years	17.12%
Start of Performance (9/30/1998)	12.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated International Value Fund (Class C Shares) (the "Fund") from September 30, 1998 (start of performance) to November 30, 2007 compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2007
1 Year	11.27%
5 Years	17.34%
Start of Performance (9/30/1998)	12.86%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE Value is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Tables

At November 30, 2007, the Fund's portfolio composition 1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	29.1%
Switzerland	19.5%
France	9.9%
Japan	7.9%
United States	7.3%
Mexico	4.9%
Netherlands	3.6%
Germany	2.7%
Canada	2.4%
Korea	2.4%
Italy	2.3%
Spain	1.9%
Bermuda	1.6%
Hong Kong	1.6%
Cash Equivalents [2]	2.8%
Other Assets and Liabilities--Net [3]	0.1%
TOTAL	100.0%

1 Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.

2 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

3 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

At November 30, 2007, the Fund's sector classification composition 4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	37.9%
Consumer Discretionary	18.6%
Consumer Staples	11.6%
Health Care	7.7%
Industrials	6.2%
Energy	6.0%
Materials	3.5%
Telecommunication Services	3.2%
Information Technology	2.4%
Cash Equivalents [2]	2.8%
Other Assets and Liabilities--Net [3]	0.1%
TOTAL	100.0%

4 Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

Portfolio of Investments

November 30, 2007

Shares			Value in U.S. Dollars
		COMMON STOCKS--91.9%
		Automobiles & Components--2.7%
78,945		Bayerische Motoren Werke AG	$4,811,483
		Banks--7.8%
22,770		BNP Paribas SA	2,549,984
158,423		Banco Santander Central Hispano, SA	3,396,304
338,694		HSBC Holdings PLC	5,752,086
245,898		Unicredito Italiano SpA	2,082,816
		TOTAL	13,781,190
		Commercial Services & Supplies--3.5%
67,142		Adecco SA	3,724,138
370,050		Michael Page International PLC	2,484,179
		TOTAL	6,208,317
		Consumer Durables & Apparel--3.7%
66,383		Compagnie Financiere Richemont AG	4,557,476
25,700		Tod's SpA	1,870,774
		TOTAL	6,428,250
		Consumer Services--3.1%
33,967		Accor SA	2,878,112
59,988		InterContinental Hotels Group PLC	1,149,845
236,873		Ladbrokes PLC	1,501,594
		TOTAL	5,529,551
		Diversified Financials--16.1%
59,629		Credit Suisse Group	3,570,516
369,671		Invesco PLC	4,774,215
62,200		Invesco PLC, ADR	1,632,750
76,120		Janus Capital Group, Inc.	2,555,348
85,556		Julius Baer Holding Ltd., Zurich, Class B	7,173,454
21,995		Morgan Stanley	1,159,576
162,600		Schroders PLC	4,481,072
57,915		UBS AG	2,909,383
		TOTAL	28,256,314
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Energy--6.0%
37,600		Tidewater, Inc.	$1,838,264
18,000		Total SA, Class B	1,456,042
53,174	[1]	Transocean Sedco Forex, Inc.	7,300,275
		TOTAL	10,594,581
		Food, Beverage & Tobacco--10.5%
348,295		Cadbury Schweppes PLC	4,464,067
200,028		Diageo PLC	4,498,175
38,200		Heineken NV	2,497,261
10,000		Nestle SA	4,778,846
10,320		Pernod-Ricard	2,279,221
		TOTAL	18,517,570
		Household & Personal Products--1.1%
13,500		L'Oreal SA	1,872,602
		Insurance--7.2%
68,118		AXA	2,762,447
643,509		Benfield Group PLC	4,027,391
56,714		Sun Life Financial Services of Canada	3,016,050
72,500		Willis Group Holdings Ltd.	2,895,650
		TOTAL	12,701,538
		Materials--3.5%
49,300		Akzo Nobel NV	3,782,970
2,431		Givaudan SA	2,325,010
		TOTAL	6,107,980
		Media--7.4%
53,500		Asatsu, Inc.	1,567,715
24,200		Corus Entertainment, Inc., Class B	1,199,170
161,600		Grupo Televisa SA, GDR	3,905,872
80,249		Vivendi SA	3,688,963
215,900		WPP Group PLC	2,727,799
		TOTAL	13,089,519
		Pharmaceuticals, Biotechnology & Life Sciences--7.7%
196,568		GlaxoSmithKline PLC	5,188,457
92,197		Novartis AG	5,219,596
49,700		Takeda Pharmaceutical Co., Ltd.	3,211,668
		TOTAL	13,619,721
Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		Real Estate--1.6%
132,086		Sun Hung Kai Properties	$2,752,698
		Retailing--1.7%
329,212		JJB Sports PLC	937,867
1,525,389		Signet Group PLC	1,962,642
		TOTAL	2,900,509
		Semiconductors & Semiconductor Equipment--2.4%
6,746		Samsung Electronics Co.	4,154,419
		Telecommunication Services--3.2%
1,506,089		Vodafone Group PLC	5,635,882
		Transportation--2.7%
78,200		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	4,692,000
		TOTAL COMMON STOCKS (IDENTIFIED COST $108,323,545)	161,654,124
		EXCHANGE TRADED FUND--5.2%
646,725		iShares MSCI Japan (IDENTIFIED COST $7,515,730)	9,099,421
		MUTUAL FUND--2.8%
4,856,493	[2,3]	Prime Value Obligations Fund, Institutional Shares, 4.87% (AT NET ASSET VALUE)	4,856,493
		TOTAL INVESTMENTS--99.9% (IDENTIFIED COST $120,695,768) [4]	175,610,038
		OTHER ASSETS AND LIABILITIES - NET--0.1%	160,052
		TOTAL NET ASSETS--100%	$175,770,090

1 Non-income producing security.

2 Affiliated company.

3 7-Day net yield.

4 The cost of investments for federal tax purposes amounts to $120,686,143.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2007.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
GDR	--Global Depository Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2007

Assets:
Total investments in securities, at value including $4,856,493 of investments in an affiliated issuer (Note 5) (identified cost $120,695,768)		$175,610,038
Cash		258
Cash denominated in foreign currencies (identified cost $138,066)		139,070
Income receivable		404,783
Receivable for shares sold		138,534
TOTAL ASSETS		176,292,683
Liabilities:
Payable for shares redeemed	$338,153
Payable for custodian fees	14,169
Payable for transfer and dividend disbursing agent fees and expenses	39,706
Payable for auditing fees	25,000
Payable for distribution services fee (Note 5)	37,775
Payable for shareholder services fee (Note 5)	36,185
Payable for share registration costs	14,737
Accrued expenses	16,868
TOTAL LIABILITIES		522,593
Net assets for 6,895,317 shares outstanding		$175,770,090
Net Assets Consist of:
Paid-in capital		$129,968,298
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		54,923,554
Accumulated net realized loss on investments and foreign currency transactions		(9,880,175)
Undistributed net investment income		758,413
TOTAL NET ASSETS		$175,770,090
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($115,052,449 ÷ 4,417,527 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$26.04
Offering price per share (100/94.50 of $26.04) [1]		$27.56
Redemption proceeds per share (98.00/100 of $26.04) [1]		$25.52
Class B Shares:
Net asset value per share ($46,055,181 ÷ 1,880,474 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$24.49
Offering price per share		$24.49
Redemption proceeds per share (92.50/100 of $24.49) [1]		$22.65
Class C Shares:
Net asset value per share ($14,662,460 ÷ 597,316 shares outstanding), $0.001 par value, 100,000,000 shares authorized		$24.55
Offering price per share		$24.55
Redemption proceeds per share (97.00/100 of $24.55) [1]		$23.81

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2007

Investment Income:
Dividends (including $259,990 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $236,416)			$3,861,675
Interest			381,132
TOTAL INCOME			4,242,807
Expenses:
Investment adviser fee (Note 5)		$1,715,370
Administrative personnel and services fee (Note 5)		230,000
Custodian fees		63,838
Transfer and dividend disbursing agent fees and expenses		322,260
Directors'/Trustees' fees		4,980
Auditing fees		26,118
Legal fees		9,070
Portfolio accounting fees		64,290
Distribution services fee--Class B Shares (Note 5)		369,358
Distribution services fee--Class C Shares (Note 5)		107,723
Shareholder services fee--Class A Shares (Note 5)		262,371
Shareholder services fee--Class B Shares (Note 5)		123,120
Shareholder services fee--Class C Shares (Note 5)		34,207
Share registration costs		34,719
Printing and postage		54,184
Insurance premiums		5,699
Taxes		13,513
Miscellaneous		3,708
TOTAL EXPENSES		3,444,528
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(94,572)
Waiver of administrative personnel and services fee	(43,285)
TOTAL WAIVERS AND REIMBURSEMENT		(137,857)
Net expenses			3,306,671
Net investment income			936,136
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			7,297,621
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			10,988,387
Net realized and unrealized gain on investments and foreign currency transactions			18,286,008
Change in net assets resulting from operations			$19,222,144

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$936,136	$2,654,558
Net realized gain on investments and foreign currency transactions	7,297,621	5,136,040
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	10,988,387	21,720,447
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	19,222,144	29,511,045
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,797,058)	(244,608)
Class B Shares	(684,766)	--
Class C Shares	(188,074)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(2,669,898)	(244,608)
Share Transactions:
Proceeds from sale of shares	54,633,647	46,779,146
Net asset value of shares issued to shareholders in payment of distributions declared	2,404,801	222,684
Cost of shares redeemed	(42,994,929)	(24,597,881)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	14,043,519	22,403,949
Redemption Fees [1]	4,743	5,670
Change in net assets	30,600,508	51,676,056
Net Assets:
Beginning of period	145,169,582	93,493,526
End of period (including undistributed net investment income of $758,413 and $2,668,869, respectively)	$175,770,090	$145,169,582

1 Redemption fees for the year ended November 30, 2006 have been reclassified to permit comparison.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2007

1. ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated International Value Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation"). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2007		2006
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,493,571	$37,608,471	1,410,817	$29,740,446
Shares issued to shareholders in payment of distributions declared	69,929	1,653,127	11,820	222,684
Shares redeemed	(834,219)	(21,152,509)	(544,542)	(11,439,334)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	729,281	$18,109,089	878,095	$18,523,796

Year Ended November 30	2007		2006
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	524,830	$12,466,175	653,462	$13,112,915
Shares issued to shareholders in payment of distributions declared	26,727	598,136	--	--
Shares redeemed	(775,988)	(18,549,403)	(571,131)	(11,335,526)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(224,431)	$(5,485,092)	82,331	$1,777,389

Year Ended November 30	2007		2006
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	190,602	$4,559,001	195,277	$3,925,785
Shares issued to shareholders in payment of distributions declared	6,845	153,538	--	--
Shares redeemed	(136,634)	(3,293,017)	(90,496)	(1,823,021)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	60,813	$1,419,522	104,781	$2,102,764
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	565,663	$14,043,519	1,065,207	$22,403,949

Redemption Fees

The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2007, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $2,957, $1,389 and $397, respectively. For the year ended November 30, 2006, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $3,067, $2,166 and $437, respectively.

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to the reclassification of foreign currency transactions.

For the year ended November 30, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
$(1,511)	$(176,694)	$178,205

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$2,669,898	$244,608

As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$758,412
Net unrealized appreciation	$54,933,179
Capital loss carryforwards	$(9,889,799)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and an adjustment related to the recognition of a corporate action transaction.

At November 30, 2007, the cost of investments for federal tax purposes was $120,686,143. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $54,923,895. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $59,757,812 and net unrealized depreciation from investments for those securities having an excess of cost over value of $4,833,917.

At November 30, 2007, the Fund had a capital loss carryforward of $9,889,799 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$9,862,709
2010	$ 27,090

The Fund used capital loss carryforwards of $7,408,482 to offset taxable capital gains realized during the year ended November 30, 2007.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp. is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the Adviser voluntarily waived $90,261 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2007, the net fee paid to FAS was 0.109% of average daily net assets of the Fund. FAS waived $43,285 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2007, FSC retained $24,098 of fees paid by the Fund. For the year ended November 30, 2007, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2007, FSC retained $45,604 in sales charges from the sale of Class A Shares. FSC also retained $1,009 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.65%, 2.40% and 2.40%, respectively, for the fiscal year ending November 30, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after January 31, 2009.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2007, the Adviser reimbursed $4,311. Transactions with the affiliated company during the year ended November 30, 2007, are as follows:

Affiliate	Balance of Shares Held 11/30/2006	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2007	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	--	37,951,059	33,094,566	4,856,493	$4,856,493	$259,990

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2007, were as follows:

Purchases	$38,433,426
Sales	$19,371,746

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At November 30, 2007, the diversification of countries was as follows:

Country	Percentage of Net Assets
United Kingdom	29.1%
Switzerland	19.5%
France	9.9%
Japan	7.9%
United States	7.3%
Mexico	4.9%
Netherlands	3.6%
Germany	2.7%
Canada	2.4%
Korea	2.4%
Italy	2.3%
Spain	1.9%
Bermuda	1.6%
Hong Kong	1.6%

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2007, there were no outstanding loans. During the year ended November 30, 2007, the program was not utilized.

10. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than May 30, 2008. Management has concluded that the adoption of FIN 48 is not expected to have a material impact on the Fund's net assets or results of operations.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157), which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2007, 100.0% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income distributions made by the Fund during the year ended November 30, 2007, 2.0% qualify for the dividend received deduction available to corporate shareholders.

To the extent the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

For the fiscal year ended November 30, 2007, the Fund derived $3,274,266 of gross income from foreign sources and paid foreign taxes of $235,112.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF FEDERATED WORLD INVESTMENT SERIES, INC. AND SHAREHOLDERS OF FEDERATED INTERNATIONAL VALUE FUND:

We have audited the accompanying statement of assets and liabilities of Federated International Value Fund (the "Fund"), one of the portfolios constituting Federated World Investment Series, Inc., including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Value Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 17, 2008

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2007, the Corporation comprised four portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR Began serving: November 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR Began serving: February 1995	Principal Occupations: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

R. James Nicholson Birth Date: February 4, 1938 P.O. Box 6396 McLean, VA DIRECTOR Began serving: January 1, 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc.; Chairman and CEO, Renaissance Homes of Colorado.

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Evaluation and Approval of Advisory Contract

FEDERATED INTERNATIONAL VALUE FUND (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2007. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For both the one and three year periods ending December 31, 2006, the Fund's performance was above the median of the relevant peer group.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in areas such as personnel and processes for the portfolio management, compliance, and risk management functions; distribution efforts; and systems technology; that support all of the Federated funds, and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in independently prepared materials included in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

For the Fund's most recently completed fiscal year, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported his finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract. For 2006, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and, from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated International Value Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U847
Cusip 31428U839
Cusip 31428U821

G02455-03 (1/08)

Federated is a registered mark of Federated Investors, Inc. 2008 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each of the following members of the
Board's Audit Committee is an "audit committee financial expert," and is
"independent," for purposes of this Item:  Thomas G. Bigley, Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

            (a)   Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $106,000

                  Fiscal year ended 2006 - $100,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $2,171 and $0
      respectively.  Fiscal year ended 2007- Fee for review of N-14 merger documents.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $29,180 and $0
      respectively.  Fiscal year ended 2007- Service fee for analysis of potential Passive Foreign Investment Company holdings and discussion on accounting related to swaps.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2007 - 0%

            Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2007 - $221,497

            Fiscal year ended 2006 - $191,143

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED WORLD INVESTMENT SERIES, INC.

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER
DATE         JANUARY 23, 2008

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE, PRINCIPAL EXECUTIVE OFFICER
DATE        JANUARY 23, 2008

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK, PRINCIPAL FINANCIAL OFFICER

DATE        JANUARY 23, 2008